INDEX TO EXHIBITS


Exhibit No.

10(ai) Stock Pledge and Security Agreement dated January 8, 1998 by and between Canal Capital Corporation, SY Trading Corporation and CCC Lending Corporation.

10(aj) Note Exchange and Loan Agreement dated January 8, 1998 by and between Canal Capital Corporation, Michael E. Schultz, Michael E. Schultz Defined Benefit Trust, Lora K. Schultz, Roger A. Schultz, Roger A. Schultz Pension Plan, Richard A. Schultz, Edelman Value Partners, L.P., Edelman Value Fund, LTD, Maria Regina Mayall Edelman and SES Trust.

10(ak) Collateral Agency Agreement dated January 8, 1998 by and between Canal Capital Corporation, CCC Lending Corporation, Michael E. Schultz, Michael E. Schultz Defined Benefit Trust, Lora K. Schultz, Roger A. Schultz, Roger A. Schultz Pension Plan, Richard
          A. Schultz, Edelman Value Partners, L.P., Edelman Value Fund, LTD, Maria Regina Mayall Edelman and SES Trust.

10(al) Assignment Agreement dated January 8, 1998 by and between Deltec Asset Management Corporation, Hanseatic Corporation, Michael E. Schultz, Michael E. Schultz Defined Benefit Trust, Lora K. Schultz, Roger A. Schultz, Roger A. Schultz Pension Plan, Richard
          A. Schultz, Edelman Value Partners, L.P., Edelman Value Fund, LTD, Maria Regina Mayall Edelman and SES Trust.

10(am) Assignment Agreement dated January 8, 1998 by and between Guaranty Reassurance Company, Michael E. Schultz, Michael E. Schultz Defined Benefit Trust, Lora K. Schultz, Roger A. Schultz, Roger A. Schultz Pension Plan, Richard A. Schultz, Edelman Value Partners, L.P., Edelman Value Fund, LTD, Maria Regina Mayall Edelman and SES Trust.

10(an) Security Agreement dated January 8, 1998 by and between Canal Capital Corporation, Canal Galleries Corporation, Canal Arts Corporation and CCC Lending Corporation.

10(ao) $1,000,000 Promissory Note dated January 8, 1998 by and between Michael E. Schultz and Canal Capital Corporation.







                        INDEX TO EXHIBITS, CONTINUED


Exhibit No.

10(ap) $242,000 Promissory Note dated January 8, 1998 by and between Michael E. Schultz Defined Benefit Trust and Canal Capital Corporation.


10(aq) $229,000 Promissory Note dated January 8, 1998 by and between Lora K. Schultz and Canal Capital Corporation.

10(ar) $186,000 Promissory Note dated January 8, 1998 by and between Roger A. Schultz Pension Plan and Canal Capital Corporation.

10(as) $143,000 Promissory Note dated January 8, 1998 by and between Richard A. Schultz and Canal Capital Corporation.

10(at) $350,000 Promissory Note dated January 8, 1998 by and between Edelman Value Partners, L.P. and Canal Capital Corporation.

10)au) $550,000 Promissory Note dated January 8, 1998 by and between Edelman Value Fund, LTD and Canal Capital Corporation.

10(av) $300,000 Promissory Note dated January 8, 1998 by and between Maria Regina Mayall Edelman and Canal Capital Corporation.

10(aw) $200,000 Promissory Note dated January 8, 1998 by and between SES Trust and Canal Capital Corporation.

10(ax) $500,000 Promissory Note dated January 8, 1998 by and between Roger A. Schultz and Canal Capital Corporation.

22        Subsidiaries of the registrant.




























                    STOCK PLEDGE AND SECURITY AGREEMENT



          STOCK  PLEDGE  AGREEMENT dated as of January 8, 1998, among CANAL

CAPITAL  CORPORATION  and SY TRADING CORPORATION (together, the "Pledgor"),

the  parties  listed  on  the  signature  page  hereto  under  the  heading

  Noteholders   (together with their respective successors and assigns, the

"Pledgees")  and  CCC  LENDING  CORPORATION,  as agent for the Pledgee (the

"Pledge Agent").

          The  parties  hereto, intending to be legally bound, hereby agree as follows:

          0.   Pledge  of  Securities  and  Grant of Security Interest.  To

secure  the  obligations  of  the  Pledgor  (the "Obligations") under (i) a certain  loan  of even date herewith made by Pledgor to the Pledgees in the aggregate  principal  amount  of  $395,000  to  finance  the payment by the

Company  of the  notes previously issued to Cowan & Company Custodian f/b/o

William  G.  Walters  Individual  Retirement Account and (ii) those certain promissory  notes  of even date herewith made by Pledgor to the Pledgees in the  aggregate  principal  amount  of  $3,305,000  in  replacement of notes

p r eviously  issued  to  Deltec  Asset  Management  Corporation,  Guaranty

Reassurance  Company  and  certain of the Noteholders (each of the notes in

(i) or (ii) individually called, a "Note" or collectively, the "Notes") and

(iii)  this  Agreement,  the  Pledgor  hereby  pledges to the Pledgees, and grants  to  the  Pledgees  a continuing security interest in, the shares of stock  described  on  Schedule  A  hereto  (the "Pledged Securities").  The

Pledgor  is  herewith delivering the Pledged Securities to the Pledge Agent to  be held in accordance with the terms of this Agreement.  The Pledgor is also  delivering  to  the  Pledge  Agent fully executed blank stock powers,

which  blank  stock powers may be utilized by the Pledge Agent on behalf of the Pledgee in the exercise of the Pledgee's rights as herein granted.

          0.   Representations,  Warranties  and Covenants of Pledgor.  The

Pledgor  represents  and warrants that it is, and covenants and agrees that at all times during the term of this Stock Pledge and Security Agreement it will be, the legal and beneficial owner of the Pledged Securities, free and clear  of  any  lien, security interest, charge or other encumbrance except for the security interest created hereby.

          0.   Pledge.

               a.   Upon  receipt  of  written notice from the Pledgees and

the  Pledgor, the Pledge Agent shall deliver the certificate evidencing the

Pledged  Securities,  together  with  the  stock  powers  held by it to the

Pledgor.    Further,  if  within  30  days  of receipt of a notice from the

Pledgor  (with  a  duplicate  copy sent to the Pledgee) that the Notes have been  paid  in  full,  the  Pledge  Agent  shall  not have received written notification  from  one  or  more Pledgee to the contrary, the Pledge Agent shall  deliver  the  certificate evidencing the Pledged Securities together with the stock power held by it, to the Pledgor.

               a.   In the event one or more Pledgees deem that an Event of

Default  (as  hereinafter  defined) has occurred under either of the Notes,

the  Pledgee  shall  provide  written notice of such claimed default to the

Pledgor  and  send a duplicate copy of such notice to the Pledge Agent.  In the  event  that  the  Pledgor  disputes  the Pledgee's claimed default, it shall,  within 15 days of the Pledgee's notice, send a letter so stating to the  Pledgee, with a duplicate copy to the Pledge Agent.  In the event of a dispute  between  the  Pledgor  and  the  Pledgee as to whether an Event of

Default  has  occurred,  the Pledge Agent will continue to hold the Pledged

Securities in accordance herewith and shall take further action only upon a court  order  or  a  written  consent  signed  by  both the Pledgor and the

Pledgee.

               a.   In  the  event  that  the  Pledgor does not dispute the

Pledgee's  claimed  default  within  15  days  of the Pledgee's notice, the

Pledge  Agent shall have the right on behalf of and at the direction of the

Pledgee to sell the Pledged Securities.

               a.   The  Pledge  Agent  shall have no duties or obligations

other than those specifically set forth in this Agreement.  The Pledgor and

Pledgees  each  agrees  jointly and severally to indemnify the Pledge Agent and  hold it harmless against any and all liabilities and expenses incurred by  it  hereunder, whether or not such liabilities are a consequence of any action  by  the Pledgor or Pledgees, except for liabilities incurred by the

Pledge Agent resulting from its own willful misconduct or gross negligence.


          0.   Default Defined; Remedies.

               a.   An Event of Default shall mean (1) the occurrence of an

event  (and the lapse of all applicable cure periods) which would allow the holder  of the Note to declare the Note immediately due and payable and (2)

the  breach of any representation, warranty or covenant of the Pledgor made herein.

               a.   Unless  and until there exists an Event of Default, the

Pledgor  shall  be  entitled  to  exercise  all voting and other consensual rights  pertaining  to  the  Pledged  Securities  and  shall be entitled to receive  and  retain  any cash dividends thereon and any cash distributions made in respect thereof.

               a.   In  the  event  the  Pledge  Agent  sells  the  Pledged

Securities  pursuant  to  Paragraph  3(c) the Pledge Agent on behalf of the

Pledgees  shall  have  all  of  the  rights  of  a  secured  party upon the occurrence of a default under the Uniform Commercial Code then in effect in the  State  of  New  York;  and  without  limiting  the  generality  of the foregoing,  upon  the  occurrence of a Default, the Pledgees shall have the right  at  any  time  or  times to direct the Pledge Agent to sell, resell,

assign  and  deliver,  all in a commercially reasonable manner, the Pledged

Securities  or  any  part thereof, in one or more parcels, at such price or prices  as  shall be commercially reasonable, at public or private sale, at any exchange or broker's board or elsewhere.

               a.   The  proceeds  of  any  such  sale  or  sales,  and any

proceeds  the  Pledge Agent receives in respect of any realization upon the

Pledged  Securities,  shall be received and applied: first, to the expenses of the sale of the Pledged Securities or expenses incurred in enforcing the


t e rms  of  this  Agreement  (including,  without  limitation,  reasonable attorneys  fees),  second to the payment of the Obligations and, third, any surplus  thereafter  remaining shall be paid to the Pledgor or to whosoever may be lawfully entitled to receive the same.


          0.   Right  to Substitute and Sell.  Pledgor shall have the right from  time to time during the term of this Agreement to replace the Pledged

Securities   with  different  collateral;  provided  that  such  substitute collateral  has  a  value equal or greater than $500,000.  In addition, the

Pledgor  shall  have  the  right  from time to time during the term of this

Agreement  to direct the Pledge Agent to place an order to sell the Pledged

Securities  at  a  specified  price  (if  unable to sell at such price, the

Pledge  Agent shall so notify the Pledgor); provided that the proceeds from such sale shall be applied to the Notes in accordance with and if permitted by  the  terms  thereof.  The  Net  Proceeds  realized from the sale of the

Pledged  Securities  in  accordance  with Section 5 shall be distributed as

follows:   (a) seventy percent (70%) shall be used to repay the outstanding

Notes,  and  (b) the remaining thirty percent (30%) shall be distributed to

the  Pledgor  or  its  designee.   The Pledgor hereby acknowledges that the

Pledge  Agent  shall  have  no liability to the Pledgor with respect to the conduct  or  failure to make any sale in accordance with paragraph 5, other than resulting from Pledge Agent's wilful misconduct or from negligence.


          0.   Miscellaneous.    This  Stock  Pledge and Security Agreement

(a)  may only be modified by a written instrument which is executed by both of  the  parties  hereto; (b) shall be governed by the laws of the State of

New  York  applicable to contracts made and to be wholly performed therein;

(c)  sets  forth  the  entire  agreement of the parties with respect to the subject  matter  hereof;  (d)  may  not  be assigned by either party hereto without  the  prior written consent of the other party, and (e) shall inure to  the  benefit  of,  and  be binding upon, each of the parties hereto and


their  respective  successors  and  assigns.    All  notices  and/or  other

communications  relating  to this Stock Pledge and Security Agreement shall be  in  writing and deemed delivered as of the date delivered, if delivered personally,  or  three  (3)  days  after  having  been mailed, if mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:


          if to Pledgees, to:


               CCC LENDING CORPORATION
               c/o Michael E. Schultz

               2830 Long Meadow Drive
               West Palm Beach, Florida 33414


          with a copy to:


               EDELMAN VALUE PARTNERS L.P.

               c/o Irving Garfinkle
               717 Fifth Avenue

               New York, N.Y. 10022



          if to Pledgor, to:


               Canal Capital Corporation

               717 Fifth Avenue
               New York, New York 10022


          with a copy to:


               Gerald N. Agranoff

               717 Fifth Avenue
               New York, New York 10022


          if to Pledge Agent, to:


               MICHAEL E. SCHULTZ

               2830 Long Meadow Drive
               West Palm Beach, Florida 33414




or to such other address as either of such parties shall have designated by like notice to the other party.


          IN  WITNESS  WHEREOF,  the  parties hereto have caused this Stock

Pledge  Agreement  to  be  executed  and  delivered on the date first-above written.



                              CANAL CAPITAL CORPORATION


          By: /S/  Reginald Schauder
                   Vice President




                              SY TRADING CORPORATION


                              By:  /S/ Reginald Schauder
                                    Vice President



                         NOTEHOLDERS




                         /S/ Michael E. Schultz
                         MICHAEL E. SCHULTZ
                         2830 Long Meadow Drive
                         West Palm Beach, Florida 33414




                         MICHAEL E. SCHULTZ DEFINED BENEFIT TRUST


                         By:  /S/ Michael E. Schultz
                              Michael E. Schultz, Trustee

                         c/o Michael E. Schultz
                         2830 Long Meadow Drive

                         West Palm Beach, Florida 33414




                         /S/ Lora K. Schultz
                         LORA K. SCHULTZ
                         2830 Long Meadow Drive

                         West Palm Beach, Florida 33414




                         /S/ Roger A. Schultz
                         ROGER A. SCHULTZ
                         131 N. Hibiscus Drive

                         Miami Beach, Florida 33129


                         ROGER A. SCHULTZ PENSION PLAN


                         By:  /S/ Roger A. Schultz
                              Roger A. Schultz, Trustee


                         c/o Roger A. Schultz
                         131 N. Hibiscus Drive
                         Miami Beach, Florida 33129





                         /S/ Richard A. Schultz


                         RICHARD A. SCHULTZ
                         136 East 56   Street, Apt. 12H
                         New York, NY 10022



                         EDELMAN VALUE PARTNERS, L.P.

                         By:  A. B. Edelman Management Company, Inc.,
                              General Partner


                              By:            /S/  Asher B. Edelman

                               Name:
                               Title:

                         717 Fifth Avenue
                         New York, New York 10022




                         EDELMAN VALUE FUND, LTD

                              By:            /S/ Asher B. Edelman

                               Name:
                               Title:

                         c/o Bayand (Luxembourg) Admin.

                         1A Rue du St. Esprit
                         L-1475 Luxembourg




                         /S/ Maria Regina Mayall Edelman
                         MARIA REGINA MAYALL EDELMAN

                         Chemin de Pecholettaz 9
                         1066 Eppallinges, Switzerland



                         SES TRUST

                              By:            /S/ Sharon E. Sigesmund

                               Sharon E. Sigesmund
                                Trustee

                         c/o Sharon E. Sigesmund
                         2859 Queens Courtyard Drive
                         Las Vegas, Nevada 89109


                                 SCHEDULE A


          125,000 shares of Common Stock of Datapoint Corporation

          236,267 shares of Common Stock of Datapoint Corporation




















































                         CANAL CAPITAL CORPORATION
                              717 Fifth Avenue


                             New York, NY 10022


                                        Dated as of January 8, 1998


To each of the Persons named on     Schedule I attached hereto (the "Holders")


          Re:  Note Exchange and Loan Agreement
Dear Sirs:

     CANAL CAPITAL CORPORATION (the "Company"), a Delaware corporation, agrees with each of the Holders as follows:

          1. Background. (a) The parties acknowledge that certain of the Holders have purchased, for full and fair consideration, the Company's promissory note issued as of May 15, 1993 to Deltec Asset Management Corporation in the original principal amount of $5,800,000 (the "Deltec Note") and the Company's promissory note issued as of May 15, 1993 to Guaranty Reassurance Company in the original principal amount of $3,000,000 (the GRC Note"; together with the Deltec Note, the "Old Notes"). The Holders desire to exchange the Old Notes for new promissory notes of the Company on the terms and conditions set forth herein, including without limitation, the deferral of principal payments due under the Old Notes. Terms that are not capitalized in the sections in which they first appear are as defined in Section 11 below.

                (b) In addition, the Company has requested that certain of the Holders loan the Company $395,000 ( Refinancing Loan ) on the terms and conditions of the new promissory notes referred to below in order to refinance certain obligations that have become due and payable, and the Holders have agreed to make such loan.

                (c) The parties further acknowledge that certain of the Holders own the Company s promissory notes issued as of September 15, 1995 in the original principal amount of $1,032,275 (the Original Notes ). Such Holders desire to exchange the Original Notes for new promissory notes of the Company on the terms and conditions set forth herein including, without limitation, the deferral of principal payments due under the Original Notes.

          2.    Amended and Restated Notes.

          2.1. Authorization of Amended and Restated Notes. The Company has authorized the issue of $3,700,000 aggregate principal amount of its Amended and Restated Variable Rate Mortgage Notes due May 15, 2001 (the "New Notes", such term to include any notes issued in substitution therefor pursuant to Section 6), to be in the form of Exhibit A attached hereto and to bear interest as provided in such Exhibit A. The New Notes are intended to amend, restate, supersede and replace the Old Notes and the Original Notes.


          2.2. Exchange of Notes/Making of Loan. The Company hereby issues and delivers the New Notes to each of the Holders in the principal amounts set forth opposite each such Holder's name on Schedule I hereto. The New Notes amend, restate, supersede and replace in their entirety the Old Notes and the Original Notes. In exchange for the New Notes, the Holders (i) hereby deliver and surrender to the Company the Old Notes and the Original Notes, duly endorsed to the Company and to be canceled immediately thereafter, and (ii) deliver to the Company $395,000 in payment of the Refinancing Loan.

          3.    Representations  and  Warranties  of  the  Company.   As an
inducement for the Holders to enter into this Agreement, the Company represents and warrants that:

          3.1. Organization, Standing, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, to issue the New Note and to carry out the terms hereof and thereof.

          3.2. Qualification. The Company is duly qualified or licensed as a foreign corporation authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) where the nature of its activities conducted or of the properties owned or leased by it requires such qualification.

          3.3. Authorization. The issuance and delivery by the Company of the New Notes to the Holders has been duly authorized by all necessary corporate action on the part of the Company.

          3.4. Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the New Notes will not result in any violation of or be in conflict with any term of the charter or by-laws of the Company or any of its Subsidiaries or breach, conflict with any term of, or result in a default under, any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Company or any of its Subsidiaries, or result in the creation of (or impose any obligation on the Company or any Subsidiary to create) any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to any such term.

          3.5. Title to Properties; Liens. The Company has good and sufficient title to the Collateral, and none of such Collateral is subject to any Lien, except Liens of the character permitted by Section 7.15. The Mortgaged Property constitutes all real property of the Company and its Subsidiaries which is not, as of the date hereof, encumbered by mortgages or deeds of trust in favor of the holders of the Bank Indebtedness, with the exception of the real property of the Company located in St. Paul, Minnesota, known as the "Port Crosby" property.

          3.6. Governmental Consent. No consent, approval or authorization of, or declaration or filing with, any governmental authority on the part of the Company is required for the valid execution and delivery by the Company of this Agreement and the valid offer, issue, sale and delivery by the Company of the New Notes as contemplated hereby.

          3.7. Solvency. Both immediately before and after giving effect to the issuance and sale of the New Notes as contemplated hereby: (a) the Company does not intend to incur, nor believes that it has incurred or will incur, debts that will be beyond its ability to pay as they mature; (b) the fair saleable value of the assets of the Company as a whole will exceed the amount that will be required to pay the probable liabilities on its debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) as they mature; and (c) the Company is not incurring obligations or making transfers under any evidence of indebtedness with the intent to hinder, delay, or defraud any entity to which it is or will become indebted.

          4.    Representations and Warranties of the Holders.

          4.1. Securities Act. Each Holder represents and warrants to the Company that such Holder understands that the New Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except pursuant to an effective registration statement or pursuant to an available exemption from such registration requirements. Further, such Holder is receiving the New Notes for its own account and not with a view to or for sale in violation of the Securities Act. Information concerning the New Notes, the Company or any other matter relevant to the decision of the Holders to exchange the Old Notes for the New Notes has been made available to the Holders either in reports filed by the Company under the Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise.


          4.2. Ownership; Authority; No Liens. The Holders represent and warrant to the Company that the Holders are the sole and undivided beneficial owners of the Old Notes which they are delivering and surrendering to the Company pursuant to Section 2.2, have the authority to deliver and surrender such Old Notes pursuant to the terms hereof, and hold such Old Notes free and clear of any liens, encumbrances or restrictions on transfer. The Holders shall indemnify the Company for any loss or expense which it may suffer or incur as a result of any breach of the Holders' representations in the preceding sentence.

          5.    Prepayment of Amended and Restated Notes.

          5.1.  Optional  Prepayment  Without  Premium.  So long as the New

Notes shall be outstanding, the Company may, at its option, upon notice as provided below, prepay the New Notes in an aggregate principal amount equal to a multiple of $10,000 and greater than $100,000. Not less than five (5) Business Days prior to the date proposed for any prepayment under this
Section 5.1, the Company will give written notice of such prepayment to each Holder, specifying such date, the principal amount of each New Note held by such Holder to be prepaid on such date and the amount of interest on such principal amount accrued to such date. Each such notice of a prepayment shall be accompanied by an Officers' Certificate specifying the source or sources of the funds being used for such prepayment.

          5.2. Prepayments to be Pro Rata. Notwithstanding anything in this Article 5 to the contrary, the Company shall not at any time prepay any New Note without prepaying all the New Notes on a pro rata basis at such time.

          6.    Transfer and Substitution of Amended and Restated Notes.


          6.1. Replacement Notes. If any Holder claims that a New Note has been lost, destroyed or wrongfully taken, the Company shall issue a replacement New Note. The Company may require that an indemnity bond be posted to protect the Company from any loss that it may suffer if a New
Note is replaced, and may charge such Holder for its reasonable expenses, including attorneys' fees, in replacing a New Note.

          Every replacement New Note will be entitled to the benefits of this Agreement.

          6.2.  Treasury  Notes.  In determining whether the Holders of the required principal amount of New Notes have concurred in any direction, waiver or consent, New Notes owned by the Company or any of its Affiliates shall be disregarded.

          7.    Covenants of the Company.

          7.1.  Payment of Securities.  The Company shall pay the principal of and interest on the New Notes on the dates and in the manner provided in the New Notes. The Company shall pay interest on overdue principal and on overdue installments of interest at the rate set forth in the New Notes.

          7.2. Maintenance of Office. The Company agrees not to change its name, identity or corporate structure to such an extent that any financing statement filed in connection with the Security Agreement would become misleading, without giving at least thirty (30) days' prior written notice thereof to the Holders.

          7.3. Limitation on Dividends and Other Distributions. The Company will not declare or pay any dividend or make any distribution on its Capital Stock or to the holders of its Capital Stock (other than dividends or distributions payable in its Capital Stock) or purchase, redeem or otherwise acquire or retire for value, or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value, any such Capital Stock.

          7.4.  Limitation  on  Total  Indebtedness.    The Company may not
incur,  create, assume or guarantee any additional Indebtedness (other than

Indebtedness which is an amendment, renewal, extension or refunding on substantially the same terms of any existing Indebtedness), or enter into a Capitalized Lease Obligation or any other lease not terminable within twelve (12) months, provided, however, that the Company may enter into a new lease of corporate office space on reasonable terms.

          7.5. Limitation on Investments. The Company will not, and will not permit any Subsidiary to, make any investment in any other Person ( including, without limitation, by way of stock purchase, capital contribution, loan, advance, guaranty of indebtedness or creation or assumption of any other liability), provided, however, that the Company may purchase Investment Securities.


          7.6. Prohibition Against Becoming an Investment Company. The Company will not register as, or conduct its business or take any action which shall cause it to become, or to be deemed to be, an "investment company" as defined under the provisions of the Investment Company Act of 1940.

          7.7. Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right
o r franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

          7.8. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made; and provided further, that except with respect to property constituting

Collateral, compliance with clauses (a) and (b) above shall not be required so long as such nonpayment is, in the judgment of the Board of Directors, desirable in the conduct of the Company's business and such nonpayment is not disadvantageous in any material respect to the Holders.

          7.9. Notice of Defaults. In the event that the Company or any of its Subsidiaries receives written notice from any holder of Indebtedness that the full amount of such Indebtedness has been declared due and payable before its maturity because of an acceleration of such indebtedness or the occurrence of any default under such Indebtedness, the Company will promptly give written notice to the Holders of such declaration.

          7.10. Maintenance of Properties. The Company will cause all material properties owned by or leased to it or any Subsidiary and used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in normal condition, repair and working order (normal wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterment and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the Company may not incur in any year capital expenditures exceeding $100,000, except to the extent that any excess over such amount is made in order to maintain the Company's real property in good working order; and provided, further, that nothing in this Section shall prevent the Company or any Subsidiary from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or of the Board of Directors, board of trustees or managing partners of the Subsidiary concerned, or of an officer (or other agent employed by the Company or of any of its Subsidiaries) of the Company or such Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any Subsidiary, and if such discontinuance or disposal is not disadvantageous in any material respect to the Holders. The Company will operate all material properties owned by or leased to it or any Subsidiary in compliance with all applicable federal, state and local laws, ordinances, regulations, administrative or judicial orders, including, without limitation, those pertaining to hazardous or toxic materials and other environmental matters.

          7.11.     Compliance Certificate and Notices of Default.

          (a) The Company shall deliver to each of the Holders within 90 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default or Event of Default by the Company that occurred during such fiscal year. If they do know of such Default or Event of Default, the certificate shall describe the Default and its status. The first certificate to be delivered by the Company pursuant to this Section 7.11 shall be for the fiscal year ending October 31, 1997.


          (b) The Company shall deliver to each of the Holders prompt written notice of any Default or Event of Default under this Agreement by the Company, describing the Default and its status.

          7.12.     Financial and Other Reports.

          (a) The Company will prepare, for the first three quarters of each fiscal year, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act. The Company will also prepare, on an annual basis, complete audited consolidated financial statements including, but not limited to, a balance sheet, a statement of income and cash flow and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently a p p lied, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of such financial statements to be mailed to each of the Holders within 45 days after the close of each of the first three quarters of each fiscal years and within 90 days after the close of each fiscal year. In addition, to the extent that the Company files any other reports, information or documents with the SEC, the Company shall send copies of such reports, information and other documents to the Holders.

          (b) The Company shall cause, within thirty (30) days after the end of each calendar month, a monthly result of operations statement detailing the financial and operational results of the Company and its Subsidiaries for such month, in a form currently used by the Company, to be mailed to each of the Holders.


          7.13. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the New Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement; and (to the extent it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

          7.14.     Reference  Bank.   In the event that any Reference Bank

shall be unwilling or unable to act as such for the purpose of determining LIBOR and Prime Rate on the New Notes, the Company shall promptly appoint another leading domestic bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market to act as such in its place.

          7.15. Other Liens. Except for Permitted Encumbrances, the Company will not grant or permit any Liens or other defects in title in or upon the Collateral; provided, however, that the Company may grant or permit such Liens or defects if the monetary value of the Collateral will not be impaired by the existence of the Lien or other defect in title in any material manner and the Company shall have delivered to each of the Holders a copy of an Officers' Certificate to that effect.

          7.16. Validity of Liens. The Company shall warrant, preserve and defend the interest and title of the Holders to the Mortgages and the Collateral described in the Security Agreement against the claims of all persons and will continue to perform its obligations pursuant thereto.

          7.17. Transactions with Affiliates. Neither the Company nor any Subsidiary shall enter into or participate in any agreements or transactions of any kind with any Affiliates of any of the Company or its Subsidiaries unless such transactions or agreements (i) are in the ordinary course of business, (ii) include only terms or provisions which are fair and equitable to the Company, (iii) require no fees, charges or commissions other than those which are reasonable and disclosed to the Collateral Agents, (iv) are clearly and accurately disclosed in the Company's books and records, and (v) involve terms no less favorable to the Company than would the terms of a similar agreement or transaction with a Person other than an Affiliate.

          7.18. Minimum Net Worth. The Company shall not cause or permit the Consolidated Net Worth of itself and its Subsidiaries at the end of any calendar month to be less than 75% of the amount reflected in the Company's most recent balance sheet.


          7.19. Negative Pledge. In the event that any property of the Company or any of its Subsidiaries which is currently encumbered by a Lien in favor of the holders of any Bank Indebtedness is released from such Lien, the Company and its Subsidiaries shall not, without the prior written consent of the Holders, thereafter encumber, mortgage, pledge or otherwise grant, suffer or permit any Lien on such property.

          8.    Default and Remedies.


          8.1.  Events of Default.  An "Event of Default" occurs if:

          (a) the Company defaults in the payment of interest on any New Note when the same becomes due and payable and the default continues for the later of (i) a period of 30 days and (ii) 10 days after written notice to the Company;


          (b) the Company defaults in the payment of the principal of any New Note when the same becomes due and payable at maturity, upon redemption or otherwise;

          (c) the Company fails to observe or perform any of its other covenants contained in the New Notes or this Agreement, and such failure to observe or perform continues uncured for a period of 30 days after the Company's receipt of a written notice from Holders of at least 25% in principal amount of New Notes then outstanding that specifies the Default, demands that it be remedied and states that such notice is a "Notice of

Default";

          (d)   any  representation  or  warranty  at  any time made by the

Company herein or any material representation or warranty which is contained in any certificate, document, written report or financial or other statement shall prove to have been untrue, incorrect or breached in any material respect on or as of the date on which such representation or warranty was made;

          (e) there shall be a default under any bond, debenture, note or other evidence of indebtedness for money borrowed or under any mortgage,

indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or under any guaranty of payment by the Company of indebtedness for money borrowed, whether such indebtedness or guaranty now exists or shall hereafter be created, which default extends beyond any period of grace provided with respect thereto and which default relates to (i) the obligation to pay the principal of or interest on any such indebtedness or guaranty or (ii) an obligation other than the obligation to pay the principal of or interest on any such indebtedness and the effect of such default is the cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; provided, however, that no default under this clause (e) shall exist if all such defaults do not relate to such indebtedness or such guaranties with an aggregate principal amount in excess of $100,000;

          (f)   the  Company  pursuant  to  or  within  the  meaning of any

Bankruptcy Law:

                (i) commences a voluntary case or proceeding,

                (ii)     consents  to  the  entry  of  an  order for relief

          against it in an involuntary case or proceeding,

                (iii)    consents  to  the appointment of a Custodian of it

          or for all or substantially all of its property, or

                (iv) makes a general assignment for the benefit of its creditors;


          (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                (i) is  for  relief  against  the Company in an involuntary case or proceeding,

                (ii)     appoints  a Custodian of the Company or for all or

          substantially all of its properties, or

                (iii)    orders the liquidation of the Company,

and  in each case the order or decree remains unstayed and in effect for 45 days;

          (h) final judgments for the payment of money which in the aggregate exceed $100,000 shall be rendered against the Company by a court of competent jurisdiction and shall remain undischarged for a period (during which execution shall not be effectively stayed or bonded) of 30 days after such judgment becomes final and nonappealable; or

          (i)   at   any  time  after  the  date  hereof,  there  shall  be
transfers,  either  legally  or  beneficially,  of  more  than  50%  in the aggregate of the issued and outstanding shares of common stock of the Company.


          The term "Bankruptcy Law" means Title 11 U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          8.2.  Acceleration.   If an Event of Default (other than an Event

of Default specified in Section 8.1(f) or (g)) occurs and is continuing, the Holders of at least 25% in principal amount of the New Notes then outstanding may, by notice to the Company, declare all unpaid principal and accrued interest to the date of acceleration on the New Notes then outstanding (if not then due and payable) to be due and payable and upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 8.1(f) or (g) occurs, all unpaid principal and accrued interest on the New Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Holder. Upon payment of such principal amount and interest all of the Company's obligations under the New Notes and this Agreement shall terminate. The Holders of a majority in principal amount of the New Notes then outstanding, by notice to the Company, may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal of the New Notes which has become due solely by such declaration of acceleration, have been cured or waived within ninety (90) days after the first occurrence of each such Event of Default, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, and (iii) the recision would not conflict with any judgment or decree of a court of competent jurisdiction.

          8.3.  Other  Remedies.    If  any  Event of Default occurs and is
continuing, any Holder may pursue any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the New Notes or to enforce the performance of any provision of the New Notes or this Agreement.

          A delay or omission by any Holder in exercising any right or remedy accruing upon Event of Default shall not impair the right or remedy or  constitute  a  waiver  of  or acquiescence in the Event of Default.  No
remedy  is  exclusive  of  any  other  remedy.   All available remedies are

cumulative to the extent permitted by law.

          8.4.  Waiver  of Past Defaults.  Subject to Sections 8.5 and 9.1,

the Holders of a majority in principal amount of the New Notes then outstanding, by notice to the Company, may waive an existing Default or

Event of Default and its consequences, except that waiver of a Default in the payment of principal or interest on any New Note shall require the consent of all the Holders. When a Default or Event of Default is waived, it is cured and ceases.

          8.5.  Rights  of Holders to Receive Payment.  Notwithstanding any

other provision of this Agreement, the right of any Holder to receive payment of principal and interest on the New Notes on or after the respective due dates expressed in the New Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder; provided, however, that a Holder may not institute such a suit if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment,

waiver or loss of the Lien on the Collateral.

          9.    Amendments, Supplements and Waivers.

          9.1.  General.    The Company, when authorized by a resolution of

its Board of Directors, and the Holders may amend or supplement this Agreement, the New Notes, the Mortgages or the Security Agreement. Subject

to Section 8.5, the Holders of a majority in principal amount of the New Notes then outstanding may waive compliance by the Company with any provision of this Agreement or the New Notes. However, without the consent of each Holder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 8.4, may not:

                (a) reduce the amount of the New Notes whose Holders must consent to an amendment, supplement or waiver;

                (b) reduce  the  rate  or  extend  the  time for payment of interest on any New Note;

                (c) reduce the principal of or extend the fixed maturity of any New Note or alter the redemption provisions with respect thereto;

                (d) waive  a  Default  in  the payment of the principal of,

          interest on or redemption payment with respect to any New Note;

                (e) make  any  changes  to  Section  8.4,  8.5 or the third sentence of this Section 9.1; or

                (f) modify the provisions of Article 10 or Article 11 hereof in a manner adverse to the Holders.


          After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure by the Company to mail such notice, or any defect therein, shall not,

however, in any way impair or affect the validity of any such amendment, supplement or waiver.

          9.2.  Revocation  and  Effect of Consents.  Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a New Note or portion of a New Note that evidences the same debt as the consenting Holder's New Note, even if notation of the consent is not made on any New Note.

However, any such Holder or subsequent Holder may revoke the consent as to its New Note or portion of a New Note.


          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any

amendment,  supplement  or  waiver.    If  a  record  date  is  fixed, then
notwithstanding  the  last sentence of the immediately preceding paragraph,

those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of

clause  (a)  through  (f)  of  Section  9.1.   In that case, the amendment,
supplement  or  waiver shall bind each Holder of a new Note who has consent to it and every subsequent Holder of a New Note or portion of a New Note that evidences the same debt as the consenting Holder's New Note.

          10.   Security Interest and Mortgage.


          10.1.     Continuation and Amendment.

                (a) The Company's obligation to pay the principal amount of and interest and Additional Interest on the New Notes (i) shall continue to be subject to the security interest created by the Security Agreement and the Mortgages and (ii) shall also be subject to the security interest created by the Pledge Agreement, in an amount equal to at least 100% of the aggregate principal amount of the New Notes outstanding at any time.


                (b) The Security Interest and the Mortgages as now or hereafter in effect shall be held for the equal and ratable benefit and security of the New Notes without preference, priority or distinction of any thereof over any other by any reason, or difference in time, of issuance, sale or otherwise, and for the enforcement and payment of principal and interest on the New Notes in accordance with their terms.

                (c) The  Company and/or one or more of its Subsidiaries has executed and delivered, filed, or recorded and/or will and/or will cause one or more of the Subsidiaries to execute and deliver, file and record,

all instruments and documents, and has done or will do or will cause to do all such acts and other things as are necessary to amend the Security

Agreement and the Mortgages in order to maintain, perfect and protect the security interests of the Holders in the Collateral and the Mortgaged

Properties.

          10.2.     Release  of  Collateral.    The  Collateral  Agent  (as

defined herein) shall from time to time at the request of the Company execute and deliver any instruments necessary or appropriate to release all or a part of the Collateral from the Security Interest, upon compliance by the Company with the following:

                (a) Receipt  by  the  Collateral  Agent  of  the  Company's

          written notice, at least five Business Days in advance of the requested date for the delivery of the release instruments, r e q uesting the Collateral Agent to execute one or more specifically described release instruments, and certifying (A) that no Event of Default or material Default under this Agreement has occurred and is continuing and (B) that the conditions of this Section 10.2 set forth below, have been fulfilled.

                (b) No  release  of  Collateral  shall  be  effected unless simultaneously or prior thereto the Company has paid to the Holders, by federal funds wire transfer, 70% of the Net Proceeds from the sale or other disposition of such Collateral.

          10.3.     Reliance  on  Opinion of Counsel.  The Collateral Agent

shall, before taking any action under this Article 10, be entitled to receive an Opinion of Counsel, stating the legal effect of such action, the steps necessary to consummate the same and to perfect the priority of the Collateral Agent (as agent for the Holders) with respect to a Lien and that such action will not be in contravention of the provisions hereof or the New Notes.

          10.4.     Purchaser  May  Rely.  A purchaser in good faith of the

Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Collateral Agent as provided in this Article 10 shall not be bound (a) to ascertain, and may rely on the authority of the Collateral Agent to execute, transfer, grant or release,

(b) to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or (c) to see to the application of the purchase price therefor.

          10.5.     Payment  of  Expenses.    On  demand  of the Collateral

Agent, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Collateral Agent under this Article

10 and all such sums shall be secured thereby.

          10.6. Authority of Collateral Agent. The Company may rely on the directions of CCC Lending Corporation, a Delaware corporation, as

collateral   agent  with  respect  to  the  Collateral  and  the  Mortgaged
Properties,  without incurring liability therefor to the Holders, except to the extent otherwise provided in the Collateral Agency Agreement dated the date hereof.

          11.   Definitions.

          11.1. "Affiliate" of any specified person means any other person related by blood, marriage, employed by or employing, or directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition,

"control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          11.2.     "Agreement" shall mean this letter agreement.

          11.3.     "Artwork"  means  the  collateral  under  the  Security

Agreement.

          11.4.     "Bank Indebtedness" means the principal of and interest

on and other amounts due on or in connection with any Indebtedness of the Company, outstanding on the date of this Agreement. Bank Indebtedness shall not include (i) any Indebtedness of the Company which, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to or pari passu with the New Notes or (ii) any Indebtedness of the Company to a Subsidiary.

          11.5.     "Business  Day" means a day, other than a Saturday or a

Sunday, on which banks are open for business in New York, New York.

          11.6.     "Capitalized   Lease  Obligations"  means  Indebtedness

represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles; the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.


          11.7. "Capital Stock " means any and all shares, interest, participations or other equivalents (however designated) of corporate stock.

          11.8. "Collateral" means Mortgaged Property, the Artwork and the Securities.


          11.9.     "Collateral  Agent"  means  CCC  Lending Corporation, a

Delaware corporation.

          11.10. "Company " means the party named as such in this Agreement, until a successor replaces it pursuant to the Agreement, and thereafter means the successor.

          11.11.    "Consolidated  Net  Worth" means, as of any date, total

stockholders' equity which under generally accepted accounting principles would be included on a consolidated balance sheet of the Company and its

Subsidiaries, determined in accordance with generally accepted accounting principles consistently applied, as of the end of the last period for which a quarterly financial report is available, less all goodwill, trademarks, trade names, patents, unamortized debt discount and expense and other like intangibles that would be included on such balance sheet.

          11.12. "Default" means any event which is, or after notice or passage of time would be, an Event of Default.


          11.13.    "Indebtedness"  means  (i)  any liability of any person
(a)  for  borrowed  money,  (b)  evidenced  by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets (other than inventory or similar

p r o perty acquired in the ordinary course of business), including securities, or (c) for the payment of money relating to a Capitalized Lease

Obligation;  (ii) any liability of others described in the preceding clause
(i)  which  the  person  has  guaranteed  or  which  is otherwise its legal liability; and (iii) any amendment, renewal, extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

          11.14.    "Investment   Securities"  means  (i)  U.S.  Government

Obligations, or (ii) securities, certificates of deposit or commercial paper rated at least "P-1" by Moody's Investors Service, Inc. and at least

"A-1" by Standard and Poors Corporation.

          11.15.    "LIBOR"  shall  have  the meaning provided in Exhibit A

annexed hereto.

          11.16.    "Lien"    means  any mortgage, liens, pledge, charge or
other security


interest or encumbrance of any kind or assignment thereof.

          11.17. "Mortgages" means any one or all of the mortgages or deeds of trust covering the Mortgaged Property, as assigned to the Holders, substantially in the form annexed hereto as Exhibit C and constituting a part hereof for all purposes, or such other form as may be required by applicable state law or by local custom.

          11.18.    "Mortgaged  Property"  means  property  of  the Company

described in or from time to time subject to the Mortgages.

          11.19.    "Net  Proceeds"  means, cash received by the Company or

any of its Subsidiaries with respect to any sale, transfer or disposition of property after (a) reasonable provision for taxes incurred by the

Company or any of its Subsidiaries during the fiscal year in which such sale, transfer or disposition occurred as a direct result thereof, (b)

payment of reasonable brokerage commissions and reasonable attorneys' fees and expenses incurred as a result of such sale, transfer or disposition,

and (c) deduction of appropriate amounts to be provided by the Company and its Subsidiaries as a reserve, in accordance with generally accepted

a c counting principles consistently applied, against any liabilities associated with such asset and retained by the Company and its Subsidiaries after such sale, transfer or disposition.

          11.20. "Officers' Certificate" means a certificate signed by two officers of the Company having authority to sign such certificates on behalf of the Company.

          11.21.    "Opinion of Counsel" means a written opinion from legal

counsel, who may be an employee of or counsel to the Company, and who is reasonably acceptable to the Holder.

          11.22.    "Permitted  Encumbrances"  means  (i)  liens for taxes,

assessments and other governmental charges not delinquent; (2) liens for taxes, assessments and other governmental charges already delinquent which are currently being contested in accordance with the provisions of the Mortgages; (3) mechanics' and materialmen's liens not filed of record and

s i m i l ar charges not delinquent, incident to current permissible construction and mechanics' and materialmen's liens incident to such construction which are filed of record but which are being contested in accordance with the provisions of the Mortgages; (4) mechanics', workmen's,

repairmen's, materialmen's, warehousemen's and carriers' liens and other similar liens arising in the ordinary course of business for charges which are not delinquent, or which are being contested in accordance with the provisions of the Mortgages; (5) liens in respect of judgments or awards with respect to which the Company shall in good faith currently be prosecuting an appeal or proceedings for review in accordance with the provisions of the Mortgages, and with respect to which the Company shall have secured a stay of execution pending such appeal or proceedings for review; provided, however, that the Company shall have set aside on its books adequate reserves with respect thereto; (6) easements and rights of way, leases, reservations or other rights of others in any property of the

Company   for  streets,  roads,  bridges,  pipes,  pipe  lines,  utilities, railroad,  electric  transmission  and  distribution  lines,  telegraph and telephone lines, flood rights, river control and development rights, sewage and drainage rights, restrictions against pollution and zoning laws;

provided, however, that such easements, leases, reservations, rights, restrictions and laws do not in the aggregate materially impair the usefulness of such property for the purposes for which it is held by the Company and do not materially impair the marketability or value of such property as security for the New Notes; (7) leases or other occupancy agreements existing at the date of affecting the Mortgaged Properties and any leases or other occupancy agreements entered into by the Company or its Affiliates which are commercially reasonable and in the ordinary course of business; (8) the burdens of any law or governmental regulation or permit requiring the Company to maintain certain facilities or perform certain acts as a condition of its occupancy of or interference with any public lands or any river or stream or navigable waters; and (9) whether or not included  in  the  foregoing  clauses  (1)  through  (8), all restrictions,
easements,    rights-of-way,    exceptions,    reservations,    conditions,

limitations, interests, covenants, agreements and other encumbrances do not in the aggregate materially impair the value of such property as security for the New Notes.

          11.23.    "Person"    means    any    individual,    corporation,
partnership,   joint  venture,  association,  joint-stock  company,  trust,

unincorporated organization or government or other agency or political subdivision thereof.


          11.24.    Pledge  Agreement   means the Stock Pledge and Security
Agreement  dated  as  of  January 8, 1998, among the Company and SY Trading

Corporation, as pledgors, and the Holders and CCC Lending Corporation, as secured parties.

          11.25. "Reference Bank" shall have the meaning provided in Exhibit A annexed hereto.

          11.26.    "SEC" means the Securities and Exchange Commission.


          11.27. "Security Agreement" means the Security Agreement, d a ted as of January 8, 1998, among the Company, Canal Galleries

Corporation, and Canal Arts Corporation as debtors, the Holders, as secured parties, and CCC Lending Corporation, as Collateral Agent respecting collateral covered by (i) the Security Agreement dated as of May 15, 1993 among the Company and Canal Arts Corporation, as debtors, and Hanseatic

Corporation and Guaranty Reassurance Company as secured parties, as assigned to the Holders and (ii) the Security Agreement dated as of March

31, 1995, between the Company, as debtor, and Cooperative Centrale Raiffeisen - Boerenleenbank B.A., Rabobank Nederland , New York branch, as secured party, as assigned to certain of the Holders.

          11.28. "Security Interest" means the Liens on the Collateral created by the Mortgages, the Security Agreement and the Pledge Agreement.


          11.29.    Securities    means  the  collateral  under  the Pledge
Agreement  consisting  currently  of  361,267  shares  of  Common  Stock of

Datapoint Corporation.

          11.30. "Subsidiary" means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by the Company and a Subsidiary of the Company or by a Subsidiary

of the Company or (ii) any other person (other than a corporation) in which the Company, a Subsidiary of the Company directly or indirectly, at the date of determination thereof, has at least a majority ownership interest.

          11.31.    "U.S. Government Obligations" means direct non-callable

obligations of, or non-callable obligations guaranteed by, the United States of America or any person or agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America for the

payment of which guarantee or obligation the full faith and credit of the United States or any person or agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States is pledged.

          12.   Miscellaneous.

          12.1. Notices. Any notice or communication shall be given in writing and delivered in person or mailed by first-class mail addressed if to the Company, to the addresses set forth on the first page hereof, and if to the Holders, at such addresses as appear on the signature pages to this

Agreement.

          The  Company  or the Holders by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Failure to mail a notice or communication to a Holder or any defect in any notice shall not affect the sufficiency of any notice with respect to the other Holders.

          12.2.     Statements  Required  in  Certificate or Opinion.  Each

Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Agreement or in the Security

Agreement or the Mortgages shall include:

          (a) a statement that the person making such certificate or opinion has read such covenant or condition;


          (b)   a  brief  statement  as  to  the  nature  and  scope of the
examination   or  investigation  upon  which  the  statements  or  opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and


          (d) a statement as to whether or not, in the opinion or such person, such condition or covenant has been complied with; provided,

however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

          12.3.     Legal  Holidays.    A  "Legal  Holiday"  is a Saturday,

Sunday or a day on which banking institutions in New York, New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          12.4. Governing Law. The laws of the State of New York shall govern this Agreement without regard to principles of conflicts of law.

          12.5.     No  Adverse  Interpretation  of Other Agreements.  This

Agreement may not be used to interpret another indenture, loan or debt agreement of Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Agreement.

          12.6.     No  Recourse  Against  Others.    A  director, officer,

employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under this Agreement or for any claim based on, in respect of or by reason of such obligations or their
creation.    Each Holder by accepting the New Notes waives and releases all such liability.

          12.7.     Successors.    All  agreements  of  the Company in this
Agreement and the New Notes shall bind its successor.


          12.8.     Duplicate  Originals.   The parties may sign any number
of  copies  of  this Agreement.  Each signed copy shall be an original, but all of them together represent that same agreement.

          12.9.     Severability.   In case any provision of this Agreement
or  in  the  New  Notes  shall  be  invalid,  illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                 SIGNATURES

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed, and its corporate seal to be hereunto affixed and attested, all as of the date first written above.

                                   CANAL CAPITAL CORPORATION





                                   By: /S/ Reginald Schauder


    Vice President
The foregoing Agreement is hereby

accepted by each of the Holders
as of the date hereof:





/S/ Michael E. Schultz

MICHAEL E. SCHULTZ
2830 Long Meadow Drive

West Palm Beach, Florida 33414





MICHAEL E. SCHULTZ DEFINED BENEFIT TRUST



By:  /S/ Michael E. Schultz

     Michael E. Schultz, Trustee


c/o Michael E. Schultz
2830 Long Meadow Drive

West Palm Beach, Florida 33414

/S/ Lora K. Schultz

LORA K. SCHULTZ
2830 Long Meadow Drive

West Palm Beach, Florida 33414








/S/ Roger A. Schultz
ROGER A. SCHULTZ

131 N. Hibiscus Drive
Miami Beach, Florida 33129




ROGER A. SCHULTZ PENSION PLAN



By:  /S/ Roger A. Schultz

     Roger A. Schultz, Trustee


c/o Roger A. Schultz
131 N. Hibiscus Drive

Miami Beach, Florida 33129






/S/ Richard A. Schultz

RICHARD A. SCHULTZ
           th136 East 56   Street, Apt. 12H

New York, NY 10022

EDELMAN VALUE PARTNERS, L.P.
By:  A. B. Edelman Management Company, Inc.,

     General Partner



     By:  /S/ Asher B. Edelman

          Name:
          Title:


717 Fifth Avenue

New York, New York 10022





EDELMAN VALUE FUND, LTD


     By:  /S/ Asher B. Edelman
          Name:

          Title:


c/o Bayand (Luxembourg) Admin.
1A Rue du St. Esprit

L-1475 Luxembourg





/S/ Maria Regina Mayall Edelman
MARIA REGINA MAYALL EDELMAN

Chemin de Pecholettaz 9
1066 Eppallinges, Switzerland





SES TRUST


     By:  /S/ Sharon E. Sigesmund

          Sharon E. Sigesmund
           Trustee
c/o Sharon E. Sigesmund
2859 Queens Courtyard Drive

Las Vegas, Nevada 89109

                                                                  EXHIBIT A





                         CANAL CAPITAL CORPORATION
     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No.                                                             $__________


          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the
"Company") for value received, hereby promises to pay to                  ,
or ___ registered assigns at the address of
            or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of __________________________________________ Dollars on May 15, 2001 and to
pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          13. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points,
(ii)  LIBOR  with  respect  to such Quarterly Period plus 475 basis points,
(iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The
Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          14. (a)   For   each  Quarterly  Period,  this  Note  shall  bear
interest,   in  addition  to  the  interest  provided  in  Section  1  (the
"Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $339,620 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          15. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          16. Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          17. Security.


          This  Note  is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          18. Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          19. Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          20. Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          21. Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          22. Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.

          23. Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          24. No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          25. Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three

United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365
              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities
o f ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal
Reserve  Board  in  any  release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          26. Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform

Gifts to Minors Act).


          27. Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.




          28. Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                        CANAL CAPITAL CORPORATION





Attest:                                 By:_________________________





____________________________

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign  exactly  as name appears on
                                         the other side of this Note)






Signature Guarantee

                                                                 SCHEDULE I








Name of Assignee                                  Percentage




Michael E. Schultz                                27.03%


Michael E. Schultz Defined Benefit Trust           6.54%


Lora K. Schultz                                    6.19%


Roger A. Schultz                                  13.51%


Roger A. Schultz Pension Plan                     5.03%


Richard A. Schultz                                 3.86%


Edelman Value Partners, L.P.                       9.46%


Edelman Value Fund, LTD                           14.86%


Maria Regina Mayall Edelman                        8.11%


SES Trust                                     5.41%











          COLLATERAL  AGENCY  AGREEMENT, dated as of January 8, 1998, among
(1) the parties listed on the signature pages hereto under the heading "Noteholders" (together with their respective successors and assigns, the "Noteholders", and (2) CCC LENDING CORPORATION, a Delaware corporation

(together  with  its  successors and assigns, collectively, the "Collateral
Agent").


                                 BACKGROUND


          The Noteholders are purchasing, for full and fair consideration, the promissory note issued by Canal Capital Corporation, a Delaware corporation (the "Company"), as of May 15, 1993 to Deltec Asset Management Corporation, in the original principal amount of $5,800,000 (the "Deltec Note") and the Company's promissory note issued as of May 15, 1993 to G u aranty Reassurance Company, in the original principal amount of $3,000,000 (the "GRC Note"; together with the Deltec Note, the "Old Notes").


          The Old Notes are secured by certain collateral and mortgages which are being assigned to the Noteholders.


          Pursuant to that certain Note Exchange and Loan Agreement dated as of the date hereof between the Company and the Noteholders (the "Note Exchange Agreement"), the Noteholders are exchanging the Old Notes and making an additional loan to the Company in exchange for new promissory notes of the Company on the terms and conditions set forth therein, including without limitation, the deferral of principal payments due under the Old Notes.


          In connection with the Note Exchange Agreement, (i) the Company will amend certain Mortgages and a Security Agreement (as such terms are defined in the Note Exchange Agreement; herein, such terms are collectively referred to, together with the Pledge Agreement defined below, as the "Collateral Documents"), to secure the obligations incurred by the Company u n d e r the Note Exchange Agreement and the Collateral Documents (collectively, the "Obligations"), and (ii) the Company will enter into a certain Pledge Agreement ( Pledge Agreement ) to further secure the Obligations.


          The Noteholders desire to provide for their respective rights and interests in respect of the Collateral (as defined below) and to make certain other commitments and undertakings in connection with the Note Exchange Agreement, the Collateral Documents, the Obligations and the rights of the Noteholders under such agreements.


          N O W THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                                ARTICLE XXIX


                                DEFINITIONS


          Section  29.1.  Definitions  of  Terms  Used  in  Note  Exchange
Agreement.    All  capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note Exchange Agreement.


          Section 29.2. Definitions of Certain Terms. As used herein, the following terms shall have the meanings set forth below:


          "Actionable Default" shall mean any Event of Default under and as defined in the Note Exchange Agreement and/or the Collateral Documents.


          "Collateral" shall mean all the assets of the Company or its Subsidiaries in which the Collateral Agent has been granted a Lien pursuant to the Collateral Documents.


          "Insolvency or Liquidation Proceeding" means (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to any of the assets of the Company, or (ii) any liquidation, dissolution, or winding up of the Company.


          "Notice of Actionable Default" shall mean a notice by or on behalf of the Required Creditors delivered to the Collateral Agent, stating that an Actionable Default has occurred. A Notice of Actionable Default shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received from the Required Creditors a notice withdrawing such notice. A Notice of Actionable Default shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded.


          "Required   Creditors"  shall  mean,  at  any  time,  Noteholders
holding, collectively, New Notes representing more than 25% of the outstanding principal balance of the New Notes.


          Section 29.3. Terms Generally. The definitions in Section 1.2 shall apply equally to both the singular and plural forms and of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

                                ARTICLE XXX


                        ACTS OF REQUIRED CREDITORS;
                           AMOUNT OF OBLIGATIONS


          Section 30.1. Acts of Required Creditors. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Required Creditors may be and, at the request of the Collateral Agent, shall be, embodied in and evidenced by one or more written instruments satisfactory in form to the Collateral Agent and signed by or on behalf of such persons and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the persons signing such instrument or instruments.


          Section 30.2. Determination of Amounts of Outstanding Principal Balance. Whenever the Collateral Agent is required to determine the outstanding principal balance of the Notes or the existence of any Actionable Default for any purposes of this Agreement, it shall be entitled to make such determination on the basis of one or more certificates of the Noteholders; provided, however, that if notwithstanding the request of the Collateral Agent, the Noteholders shall fail or refuse promptly to certify as to the outstanding principal balance of the New Notes or the existence of an Actionable Default, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its sole discretion, determine, including by reliance upon a certificate of the Company. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Company, any Noteholder or any other person as a result of such determination. Upon any request of the Collateral Agent, the Company will, and by countersigning this Agreement the Company agrees to, furnish a certificate to the Collateral Agent as to the outstanding principal balance of the New Notes or as to the existence of any Actionable Default.


                                ARTICLE XXXI


                         DUTIES OF COLLATERAL AGENT


          Section  31.1.  Notices   to   Authorized   Representative   and
Noteholders.     The  Collateral  Agent  shall  promptly  furnish  to  each
Noteholder:


          (i) a copy of each of Notice of Actionable Default received by the Collateral Agent;

                   (ii) a copy of each certificate received by the Collateral Agent rescinding a Notice of Actionable Default;


                  (iii) written notice, and a reasonably detailed description, of any additional Collateral in which the Collateral Agent has been granted a Lien;


                   (iv) written notice of their receipt, and the amount, of any proceeds received by the Collateral Agent upon the disposition of any Collateral;


          (v) written notice of the aggregate amount distributed to the Noteholders in connection with any distribution hereunder; and


                   (vi) written notice of any release by the Collateral Agent of any Collateral, together with any consents received by the Collateral Agent from Noteholders to permit such release.


          Section 31.2.   A c t i ons  Under  Collateral  Documents.    The
Collateral Agent shall not be obligated to take any action under this Agreement or any of the Collateral Documents except for the performance of such duties as are specifically set forth herein or therein. Subject to the provisions of Article V, the Collateral Agent shall take any action under or with respect to the Collateral Documents or this Agreement which is requested by the Required Creditors and which is not inconsistent with or contrary to the provisions of this Agreement or the Collateral Documents. The Collateral Agent may amend or waive any provision of any Collateral Document without the approval of the Required Creditors so long as such amendment or waiver does not adversely affect in any material respect the interests of any Noteholder. At any time when a Notice of Actionable Default shall have been given and shall be outstanding, the Collateral Agent shall, subject in all cases to the provisions of Article V, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Collateral Documents or any of them in accordance with any written instructions received from the Required Creditors. Absent written instruction from the Required Creditors at a time when a Notice of Actionable Default shall be outstanding, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Collateral Documents or any of them or otherwise as it shall deem to be in the best interest of the Noteholders; provided, however, that in the absence of written instructions (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Required Creditors the Collateral Agent shall not exercise remedies available to it under any Collateral Documents with respect to the Collateral or any part thereof.

                               ARTICLE XXXII


                PROCEEDS RECEIVED UNDER COLLATERAL DOCUMENTS


          Section 32.1.   Collateral Account.


          (a) The Collateral Agent shall establish and maintain an account (the "Collateral Account") into which it shall (except as otherwise explicitly provided in any Collateral Document) deposit all amounts received by it in its capacity as Collateral Agent in respect of the Collateral. All amounts deposited in such account shall be held by the Collateral Agent subject to the terms hereof and of the Collateral
Documents. The Company shall have no rights with respect to, and the Collateral Agent shall have exclusive dominion and control over, the Collateral Account. All moneys received by the Collateral Agent with respect to all or any part of the Collateral either (i) prior to the occurrence of an Actionable Default, (ii) prior to the Collateral Agent's receipt of a Notice of Actionable Default or (iii) after withdrawal of all pending Notices of Actionable Default shall be delivered to the Company or any other person entitled thereto in accordance with the Collateral Documents, at such person's instruction.


          (b) N o t w ithstanding the provisions of Section 4.2, the Collateral Agent shall have the right at any time and from time to time (prior to making any distributions described in Section 4.2) to apply any amounts in the Collateral Account to the payment of the reasonable out-of-pocket costs and expenses (including reasonable attorneys fees and disbursements) incurred by the Collateral Agent in administering and carrying out its obligations under this Agreement or any of the Collateral Documents, in exercising or attempting to exercise any right or remedy hereunder or thereunder or in taking possession of, protecting, preserving or disposing of any item of Collateral, and all amounts against or for which the Collateral Agent is to be indemnified or reimbursed hereunder (excluding any such costs, expenses or amounts which have theretofore been reimbursed) until all of such costs, expenses and amounts have been paid in full; provided, however, that any such application shall be allocated pro rata among the Noteholders. The Collateral Agent shall reimburse any Noteholder prior to applying any amounts in the Collateral Account pursuant to Section 4.2 for any and all amounts expended with respect to pay indemnity provided in accordance with Section 5.3(e) to such Noteholder, by application of funds in the account established hereunder in the same manners provided in the provision the preceding sentence.


          Section 32.2.   Distribution  of  Amounts Deposited in Collateral
Accounts.


          (a) All amounts deposited in the Collateral Account shall be distributed in the following order of priority:


          First, to the Noteholders pro rata in accordance with the aggregate principal amounts of the Notes outstanding at such time held by such holders, until the Obligations shall have been paid in full;


          Second, the balance, if any, to the Company or such other person or persons as shall be entitled thereto pursuant to the Collateral Documents.


          (b) Notwithstanding any provision of this Agreement or the Collateral Documents, any sums and amounts received by any Noteholder pursuant to this Section shall be applied as provided in the Notes, the Note Exchange Agreement and the Collateral Documents.


          Section 32.3.   Time of Payment.  All distributions under Section
4.2 of amounts deposited in the Collateral Account shall be made promptly after the deposit of such amounts into the Collateral Account.


          Section 32.4. Investment of Amounts in Account. Pending the disbursement thereof pursuant to the terms of this Agreement, all amounts in the account shall (to the extent the Collateral Agent deem practical) be invested by the Collateral Agent in (a) marketable direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing not later than the earlier of the anticipated distribution date of such amounts and the date 180 days from the date of acquisition thereof; (b) investments in commercial paper maturing not later than the earlier of the anticipated distribution date of such amounts and the date 180 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Corporation or from Moody's Investors Service, Inc.; or (c) investments in certificates of deposit, banker's acceptances and time deposits maturing not later than the earlier of the anticipated distribution date of such amounts and the date 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any office of any commercial b a nk which has a combined capital and surplus of not less than $500,000,000.


                               ARTICLE XXXIII


                      CONCERNING THE COLLATERAL AGENT


          Section 33.1. Appointment of Collateral Agent. Each of the Noteholders appoints the Collateral Agent to act as Collateral Agent pursuant to the terms of the Collateral Documents and this Agreement, and the Collateral Agent agrees to act as Collateral Agent for the Noteholders pursuant to the terms of the Collateral Documents and this Agreement.


          Section 33.2. Limitations of Responsibilities of Collateral Agent. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Collateral Document, except for those made by it herein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Company to the Collateral, as to the security afforded by this Agreement or any Collateral Document or, except as set forth in Article VI, as to the validity, execution, enforceability, legality, or sufficiency of this Agreement or any Collateral Documents, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Company or to the holders of the Secured Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein or in any of the Collateral Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement or any Collateral Document except for such person's own gross negligence or wilful misconduct. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such person in accordance with any notice given by the Required Creditors or the Noteholders, as the case may be, hereunder even if, at the time such action is taken by any such person, the Required Creditors or Noteholders, as the case may be, which gave the notice to take such action are no longer the Required Creditors or all the Noteholders, as applicable, and if the Collateral Agent has not received written notice of such fact. The Collateral Agent may execute any of the powers granted under this Agreement or any of the Collateral Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or wilful misconduct.


          Section 33.3. Reliance on Collateral Agent; Indemnity Against Liabilities; etc.


          (a) Whenever in the performance of its duties under this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to the Company or other person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such person, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.


          (b) The Collateral Agent may consult with counsel and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Collateral Agent shall have the right but not t h e obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder or the Collateral from any court of competent Jurisdiction.


          (c) The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence or wilful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Collateral Agent in connection with this Agreement.


          (d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Actionable Default unless and until the Collateral Agent shall have received a Notice of Actionable Default. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice to inquire whether an Actionable Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any certificate so furnished to them.


          (e) If the Collateral Agent has been requested to take any specific action pursuant to any provision of this Agreement, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless it shall have been provided indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in connection with such request or direction.


          Section 33.4. Resignation and Removal of the Collateral Agent. The Collateral Agent may at any time, by giving 30 days' prior written notice to the Company, and each Noteholder, resign and be discharged from the responsibilities hereby created, such resignation to become effective upon the earlier of (i) 30 days after the date of such notice or (ii) the appointment of a successor by the Required Creditors and the acceptance of such appointment be such successor. If no successor shall be appointed and approved within 30 days after the date of any such resignation, the Collateral Agent (notwithstanding the termination of all their other duties and obligations hereunder by reason of such resignation) may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed by the Required Creditors as above provided or may, on behalf of the Noteholders, appoint one or more successor Collateral Agent. The Collateral Agent may be removed at any time by the affirmative vote of the Required Creditors and, upon the appointment of a successor by the Required Creditors and the acceptance of such appointment by such successor, the Collateral Agent shall be discharged from the responsibilities hereby created.


          Section 33.5. Expenses and Indemnification by the Company. By countersigning this Agreement, the Company agrees (i) to reimburse the

Collateral Agent, on demand, for any expenses incurred by the Collateral Agent, including counsel fees and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Collateral Document or any agreement or instrument contemplated thereby or the performance by the parties thereto of their respective obligations hereunder or in connection with the enforcement or protection of the rights of the Collateral Agent or the Noteholders under the Collateral Documents and (ii) to indemnify and hold harmless the Collateral Agent and its affiliates, and each of their partners, trustees, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral
Agent in its capacity as the Collateral Agent in any way relating to or arising out of this Agreement or any Collateral Document or any action taken or omitted by it under this Agreement or any Collateral Document; provided that the Company shall not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Collateral Agent or any of its officers, employees or agents.


          Section 33.6. Expenses and Indemnification by Credit Agreement Creditors and Noteholders. Each Noteholder agrees (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share (based on the amount of the Obligations held by it), for any expenses referred to in
Section 5.5 which shall not have been reimbursed by the Company or paid from the proceeds of Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent and its affiliates, and each of their partners, trustees, officers, employees and agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in Section 5.5, to the extent the same shall not have been reimbursed by the Company or paid from the proceeds of Collateral as provided herein; provided that no Noteholder shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Collateral Agent or any of officers, employees or agents.


                               ARTICLE XXXIV


                       REPRESENTATIONS AND WARRANTIES


          The Collateral Agent, each of the Noteholders and the Company represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) has been duly authorized by all requisite corporate, partnership or trust action on its part, as the case may be, and (ii) will not contravene any provision of its governing documents or any order of any court or other governmental authority having applicability to it, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation.

                                ARTICLE XXXV


                         INTERCREDITOR ARRANGEMENTS


          Section 35.1. Security Interests. The Collateral Agent and each of the Noteholders hereby agree that the Liens granted to the Collateral Agent under the Collateral Documents shall be treated, as between the Noteholders as having equal priority and shall at all times be shared by the Noteholders as provided herein.


          Section 35.2. Release of Collateral. The Noteholders and the Collateral Agent agree as follows:


          (a) Release Following Sale of Collateral. The Collateral Agent shall release all Collateral from the Liens created by the Collateral Documents, so long as such release is in connection with the sale of such Collateral and at least seventy percent (70%) of the Net Proceeds from such sale are used to pay the Obligations.


          (b) Release at Direction of all Noteholders. Except under the circumstances specified in the foregoing paragraph (a), the Collateral Agent shall release Collateral from the Liens created by the Collateral Documents only at the direction of all the Noteholders.


          Section 35.3. Purchase of Collateral. Any Noteholder (or the Collateral Agent on behalf of all the Noteholders with the consent and direction of each of the Noteholders) may purchase Collateral at any public sale of such Collateral pursuant to any of the Collateral Documents and may make payment on account thereof by using any claim then due and payable to such Noteholder (or all the Noteholders, in the case of a purchase by the Collateral Agent) from the person which granted a security interest in such Collateral as a credit against the purchase price.


          Section 35.4. Sharing of Payments. If any Noteholder shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of any Obligation in excess of its ratable share (determined by application of the provisions of this Agreement, and the Note Exchange Agreement) of payments on account of Obligations, such Noteholder shall, within 90 days after receipt of written notice from one or more of the Noteholders and of adequate supporting documentation and information, purchase from the other Noteholders such participations in their Obligations as shall be necessary to cause such purchasing Noteholder to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Noteholder, such purchase from each Noteholder shall be rescinded and each such Noteholder shall promptly repay to the purchasing Noteholder the purchase price to the extent of such recovery together with an amount equal to such Noteholder's ratable share (according to the proportion of (i) the amount of such Noteholder's required repayment to (ii) the total amount so recovered from the purchasing Noteholder) of any interest or other amount paid or payable by the purchasing Noteholder in respect of the total amount so recovered. The Company agrees that any Noteholder so purchasing a participation from another Noteholder pursuant to this Section 7.5 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Noteholder were the direct creditor of the Company in the amount of such participation.


          Section 35.5. Setoffs. If any Noteholder exercises any right of setoff or similar right with respect to any assets (whether or not such assets shall constitute Collateral) of the Company for payment of any Obligations, the amounts so setoff shall constitute Collateral for purposes of this Agreement and such Noteholder shall promptly cause such amounts to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Sections 4.1 and 4.2. Until such time as the provisions of the immediately preceding sentence have been complied with, such Noteholder shall be deemed to hold such Collateral in trust for the parties hereto entitled thereto hereunder.


          Section 35.6. Further Assurances, etc. Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Company which, by countersigning this Agreement, agrees to pay such costs and expenses), to effectuate and carry out the provisions of this Agreement, including by recording or filing in such places as the requesting party may deem desirable this Agreement or such other documents or instruments.


                               ARTICLE XXXVI


                          APPROVAL BY THE COMPANY


          By countersigning this Agreement, the Company, although not a party hereto, acknowledges and consents to, and agrees to perform and be bound by, the provisions hereof.


                               ARTICLE XXXVII


                               MISCELLANEOUS


          Section 37.1. N o Individual Action. No holder of any Obligations may require the Collateral Agent to take or refrain from taking any action hereunder or under any of the Collateral Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement.


          Section 37.2. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the Collateral Agent and each of the

Noteholders and their respective successors and assigns. Except as specifically set forth above, this Agreement is not intended to confer any benefit on, or create any obligation of a party hereto to, any third party, including, without limitation, the Company.


          Section 37.3. N o tices. Notices and other communications provided for herein or in any Collateral Document shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party, to each party at its address specified in the Note Exchange Agreement. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, graphic scanning or other telegraphic communications equipment of the sender, or on the date five business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.3 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.3.


          Section 37.4. Termination. This Agreement shall terminate automatically upon the indefeasible payment in full of the Obligations; provided, however, that Sections 5.5 and 5.6 of this Agreement shall survive, and remain operative and in full force and effect, regardless of the termination of this Agreement.


          Section 37.5.   A p p licable  Law.    This  agreement  shall  be
construed  in  accordance with and governed by the laws of the State of New
York.


          Section 37.6. Waiver of Rights. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.


          Section 37.7. Severability. In case one or more of the provisions contained in this invalid, illegal or unenforceable in validity, legality and enforceability provisions contained herein shall not in case any one or Agreement should be any respect, the of the remaining any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.


          Section 37.8.   Counterparts.   This Agreement may be executed in
two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.


          Section  37.9.  Section  Headings.    The  Article  and  Section
headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.


          Section 37.10. Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with the Note Exchange Agreement or any other Note Purchase Document, the provisions of this Agreement shall be controlling. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their permitted successors and assigns pursuant to Section 9.2 hereof, any rights or remedies under or by reason of this Agreement,


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                          CCC LENDING CORPORATION



                          By     /S/ Michael E. Schultz

                              Michael E. Schultz, President


                          CANAL CAPITAL CORPORATION



                          By:   /S/ Michael E. Schultz

                              Michael E. Schultz, President

                          NOTEHOLDERS





                          /S/ Michael E. Schultz
                          MICHAEL E. SCHULTZ

                          2830 Long Meadow Drive
                          West Palm Beach, Florida 33414





                          MICHAEL E. SCHULTZ DEFINED BENEFIT TRUST




                          By: /S/ Michael E. Schultz
                              Michael E. Schultz, Trustee


                          c/o Michael E. Schultz

                          2830 Long Meadow Drive
                          West Palm Beach, Florida 33414







                          /S/ Lora K. Schultz
                          LORA K. SCHULTZ

                          2830 Long Meadow Drive
                          West Palm Beach, Florida 33414







                          /S/ Roger A. Schultz
                          ROGER A. SCHULTZ

                          131 N. Hibiscus Drive
                          Miami Beach, Florida 33129

                          ROGER A. SCHULTZ PENSION PLAN




                          By: /S/ Roger A. Schultz
                              Roger A. Schultz, Trustee


                          c/o Roger A. Schultz

                          131 N. Hibiscus Drive
                          Miami Beach, Florida 33129







                          /S/ Richard A. Schultz
                          RICHARD A. SCHULTZ
                                     th
                          136 East 56   Street, Apt. 12H
                          New York, NY 10022





                          EDELMAN VALUE PARTNERS, L.P.

                          By: A. B. Edelman Management Company, Inc.,
                              General Partner




                              By:  /S/ Asher B. Edelman
                                   Name:

                                   Title:


                          717 Fifth Avenue
                          New York, New York 10022

                          EDELMAN VALUE FUND, LTD


                              By:  /S/ Asher B. Edelman
                                   Name:

                                   Title:


                          c/o Bayand (Luxembourg) Admin.
                          1A Rue du St. Esprit

                          L-1475 Luxembourg






                          /S/ Maria Regina Mayall Edelman

                          MARIA REGINA MAYALL EDELMAN
                          Chemin de Pecholettaz 9

                          1066 Eppallinges, Switzerland





                          SES TRUST


                              By:  /S/ Sharon E. Sigesmund
                                   Sharon E. Sigesmund

                                    Trustee


                          c/o Sharon E. Sigesmund
                          2859 Queens Courtyard Drive

                          Las Vegas, Nevada 89109

                                 AGREEMENT



          THIS AGREEMENT dated as of January 8, 1998 by and between DELTEC A S SET MANAGEMENT CORPORATION ( Deltec ) and HANSEATIC CORPORATION ( Hanseatic ; and collectively, Assignors ), and each of the persons and entities set forth on Schedule I hereto (the Assignees ).




                            W I T N E S S E T H:



            WHEREAS, Deltec is the holder of a promissory note issued by Canal Capital Corporation, a Delaware corporation (the Borrower ), as of May 15, 1993 in the original principal amount of $5,800,000 (the Note ), pursuant to and in accordance with the Note Exchange Agreement dated as of May 15, 1993 among Assignors, the Borrower and Guaranty Reassurance Company (the Note Agreement ); and


          WHEREAS, the Borrower's obligations under the Note are secured by c e rtain Collateral pursuant to the Security Agreement and certain Mortgages, all as defined in the Note Agreement; and


          WHEREAS, Assignors wish to assign to the Assignees all of Assignors rights, title and interest in and to the Note, the Collateral and the Mortgages, and under the Note Agreement and the Security Agreement, for the consideration set forth herein.

          NOW, THEREFORE, the parties hereby agree as follows:




          a. Assignment and Assumption. Assignors hereby assign, sell, transfer and convey to the Assignees all of Assignors rights, title and interest in and to the Note, the Collateral and the Mortgages, and under the Note Agreement and the Security Agreement. Each Assignee shall hold a proportional interest in the Note, the Collateral and the Mortgages and under the Security Agreement based on the percentage set forth opposite its or his name on Schedule I hereto. Assignors are delivering the original Note to the Assignees simultaneously herewith. The Assignees hereby agree to assume any and all of Assignors obligations under the Note Agreement and the Security Agreement that may arise after the date hereof.


          b. Other Documentation. Simultaneously herewith, Assignors are executing and delivering to the collateral agent of the Assignees, CCC L e nding Corporation, for recording and filing with all applicable authorities, assignments of the Mortgages listed on Schedule II hereto and Forms UCC-3 with respect to the Collateral (the Security Documents ).


          c. Further Assurances. At any time, and from time to time after the date hereof, Assignors shall, without further consideration, execute and deliver such additional agreements, instruments, documents or certificates, and shall take such other action as shall reasonably be requested  by  the  Assignees in order better to transfer and convey to the
Assignees all of Assignors rights, title and interest in and to the Collateral and the Mortgages. In the event that the Borrower makes any payments to Assignors after the date hereof in respect of the Note, Assignors shall promptly forward such payments to CCC Lending Corporation, the collateral agent of the Assignees, at c/o Michael E. Schultz, 2830 Long Meadow Drive, West Palm Beach, Florida 33414.


          d. Consideration. In consideration for Assignors undertakings herein, including, without limitation, its making the assignments set forth in this Agreement and executing and delivering the Security Documents, the Assignees are paying to Deltec, by wire transfer to Deltec's account, the sum of (a) $1,717,456.00, constituting the full principal amount remaining under the Note, plus (b) $30,900.51, constituting interest accrued as of the date hereof, plus (c) $28,930.10 constituting certain fees that are accrued but unpaid with respect to the Note.


          e.   Representations and Warranties.


               i. Each of the Assignors and the Assignees hereby represents and warrants to the other that (i) it has all requisite power and authority to enter into and to perform this Agreement; (ii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms; (iii) such party's execution, delivery and performance of this Agreement will not violate the applicable organizational documents of such party; and (iv) such party's execution, delivery and performance of this Agreement will not breach of, or constitute a default under, any other agreement or instrument to which any Assignor or any Assignee, as the case may be, is a party or by which its assets are bound.


               ii. In addition, Assignors hereby jointly and severally represent and warrant to the Assignees that (i) Assignors have not assigned, sold, transferred, pledged, hypothecated or otherwise encumbered Assignors rights under the Note or in and to the Collateral and the Mortgages, (ii) Assignors have not agreed to do any of the foregoing with any person or entity other than the Assignees and (iii) upon consummation of the transactions contemplated hereby, the Assignees will own all of Assignors' rights, title and interest in and to the Note, free and clear of any and all liens, claims, charges, rights or other encumbrances.


               iii.  The  representations  and warranties set forth in this
Section 5 shall survive the consummation of the transactions contemplated hereby.


          f.   Governing  Law.    This  Agreement  shall  be  construed and
enforced in accordance with laws of the State of New York, without consideration of principles governing conflicts of law.


          g. Entire Agreement. This Agreement, including the Security Documents, contains a complete statement of all the arrangements between the parties with respect to the subject matter thereof and supersedes any previous arrangement or understanding between them relating to the subject-matter hereof.



          IN WITNESS WHEREOF, the Assignors and the Assignees have executed and delivered this Agreement as of the date first above written.


                          Assignors:


                          DELTEC ASSET MANAGEMENT CORPORATION




                          By: /S/ John Cento

                              Name: John Cento

                              Title:   Senior Vice President


                          HANSEATIC CORPORATION

                          By: /S/ Paul Biddelman

                              Treasurer


                          Assignees:




                          /S/ Michael E. Schultz

                          Michael E. Schultz




                          MICHAEL E. SCHULTZ DEFINED BENEFIT TRUST



                          By: /S/ Michael E. Schultz
                          Michael E. Schultz

                              Trustee



                          /S/ Lora K. Schultz
                          Lora K. Schultz

                          ROGER A. SCHULTZ PENSION PLAN



                          By: /S/ Roger A. Schultz
                              Roger A. Schultz

                              Trustee





                          /S/ Richard A. Schultz

                          Richard A. Schultz




                          EDELMAN VALUE PARTNERS, L.P.


                          By: A. B. Edelman Management Company, Inc.,
                              General Partner



                          By: /S/ Asher B. Edelman


                              Name:
                              Title:




                          EDELMAN VALUE FUND, LTD.



                          By: /S/ Asher B. Edelman


                              Name:
                              Title:





                          /S/ Maria Regina Mayall Edelman


                          Maria Regina Mayall Edelman

                           SES TRUST



                          By: /S/ Sharon E. Sigesmund


                              Sharon E. Sigesmund
                              Trustee


                      (THIS PAGE HAS BEEN LEFT BLANK)

                                                                 SCHEDULE I








Name of Assignee                                  Percentage




Michael E. Schultz                                27.03%


Michael E. Schultz Defined Benefit Trust                   6.54%


Lora K. Schultz                                    6.19%


Roger A. Schultz                                  13.51%


Roger A. Schultz Pension Plan                     5.03%


Richard A. Schultz                                 3.86%


Edelman Value Partners, L.P.                       9.46%


Edelman Value Fund, LTD                           14.86%


Maria Regina Mayall Edelman                        8.11%


SES Trust                                     5.41%

                                                                 SCHEDULE II






Assignment of Mortgage - Minnesota (Schedule II-A attached)


Assignment of Mortgage - Iowa (Schedule II-B attached)


Assignment of Mortgage - South Dakota (Schedule II-C attached)








































                                                 Schedule II-A

                     ASSIGNMENT OF MORTGAGE - MINNESOTA



     As of January 8, 1998, for valuable consideration, Hanseatic Corporation, having an address at 450 Park Avenue, Suite 2302, New York, New York 10022 ( Hanseatic ), and Guaranty Reassurance Company, having an address at 7800 Belfort Parkway, Suite 200, Jacksonville, Florida 32256, collectively, as Collateral Agent pursuant to that certain Collateral Agency Agreement dated as of May 15, 1993 (hereafter collectively
 Assignor ), as successor in interest to Chemical Bank (formerly known as Manufacturers Hanover Trust Company) by that First Amendment to Mortgage dated May 15, 1993, does hereby sell, assign and transfer to CCC Lending Corporation, a Delaware corporation, all of its right, title and interest in that certain Mortgage, Assignment, Security Agreement and Financing Statement dated as of May 15, 1985, made by United Stockyards Corporation (which by name change became Canal Capital Corporation), a Delaware corporation, as grantor ( Grantor ) and the Assignor, in its capacity as Trustee pursuant to that certain Indenture dated as of May 15, 1985, as amended by a First Supplemental Indenture dated as of April 20, 1988, by and between Grantor and Chemical Bank, said Mortgage being filed for record in the Office of the Register of Deeds in and for the County of Dakota, State of Minnesota on the 31st day of May, 1985, as Document Number 688807.


     This assignment is made without recourse or warranty.


     The legal description of the property encumbered by the Mortgage is attached to the Mortgage, portions of which have been released from time to time.




Hanseatic Corporation              Guaranty Reassurance Company
Collateral Agent                   Collateral Agent
                                   By: Trust Company of the West

                                       Its Investment Advisor





By: Paul Biddelman                 By: Melissa V. Weiler
Its:President                      Its:Managing Director


                                         Schedule II-A (cont d)




STATE OF           )
                   ) SS.

COUNTY OF          )

     The foregoing instrument was duly acknowledged before me, a notary
public, by                    , the

of Hanseatic Corporation, a New York corporation, on behalf of the Corporation.





                              Notary Public








STATE OF           )
                   ) SS.

COUNTY OF          )



     The foregoing instrument was duly acknowledged before me, a notary
public, by                    , the

of the Trust Company of the West, as investment advisor of Guaranty Reassurance Corporation, a Florida corporation, on behalf of the Corporation.





                              Notary Public

















                                               Schedule II-B

                       ASSIGNMENT OF MORTGAGE - IOWA


     As of January 8, 1998, for valuable consideration, Hanseatic Corporation, having an address at 450 Park Avenue, Suite 2302, New York, New York 10022 ( Hanseatic ), and Guaranty Reassurance Company, having an address at 7800 Belfort Parkway, Suite 200, Jacksonville, Florida 32256, collectively, as Collateral Agent pursuant to that certain Collateral Agency Agreement dated as of May 15, 1993 (hereafter collectively
 Assignor ), as successor in interest to Chemical Bank (formerly known as Manufacturers Hanover Trust Company) by that First Amendment to Mortgage dated May 15, 1993, does hereby sell, assign and transfer to CCC Lending Corporation, a Delaware corporation, all of its right, title and interest in that certain Mortgage, Assignment, Security Agreement and Financing Statement dated as of May 15, 1985, made by United Stockyards Corporation (which by name change became Canal Capital Corporation), a Delaware corporation, as grantor ( Grantor ) and the Assignor, in its capacity as Trustee pursuant to that certain Indenture dated as of May 15, 1985, as amended by a First Supplemental Indenture dated as of April 20, 1988, by and between Grantor and Chemical Bank, said Mortgage being filed for record on the 31st day of May, 1985, on Roll 157, Image 1841 in the Office of the County Recorder for Woodbury County, Iowa, as amended by that certain First Amendment to Mortgage - Iowa dated as of May 15, 1993 and filed for record December 28, 1995 on Roll 340, Image 832 in the Office of the County Recorder for Woodbury County, Iowa.


     This assignment is made without recourse or warranty.


     The legal description of the property encumbered by the Mortgage is attached to the Mortgage, portions of which have been released from time to time.



Hanseatic Corporation              Guaranty Reassurance Company
Collateral Agent                   Collateral Agent

                                   By: Trust Company of the West
                                       Its Investment Advisor





By: Paul Biddelman                 By: Melissa V. Weiler

Its:President                      Its:Managing Director


                                      Schedule II-B (cont d)



STATE OF           )

                   ) SS.

COUNTY OF          )



     The foregoing instrument was duly acknowledged before me, a notary
public, by                    , the

of Hanseatic Corporation, a New York corporation, on behalf of the Corporation.





                              Notary Public








STATE OF           )
                   ) SS.

COUNTY OF          )



     The foregoing instrument was duly acknowledged before me, a notary
public, by                    , the

of the Trust Company of the West, as investment advisor of Guaranty Reassurance Corporation, a Florida corporation, on behalf of the Corporation.





                              Notary Public

                                               Schedule II-C


                   ASSIGNMENT OF MORTGAGE - SOUTH DAKOTA


     As of January 8, 1998, for valuable consideration, Hanseatic Corporation, having an address at 450 Park Avenue, Suite 2302, New York, New York 10022 ( Hanseatic ), and Guaranty Reassurance Company, having an address at 7800 Belfort Parkway, Suite 200, Jacksonville, Florida 32256, collectively, as Collateral Agent pursuant to that certain Collateral Agency Agreement dated as of May 15, 1993 (hereafter collectively
 Assignor ), as successor in interest to Chemical Bank (formerly known as Manufacturers Hanover Trust Company) by that First Amendment to Mortgage dated May 15, 1993, does hereby sell, assign and transfer to CCC Lending Corporation, a Delaware corporation, all of its right, title and interest in that certain Mortgage, Assignment, Security Agreement and Financing Statement dated as of May 15, 1985, made by United Stockyards Corporation (which by name change became Canal Capital Corporation), a Delaware corporation, and Sioux Falls Stockyards Company, a South Dakota corporation, together as grantor ( Grantor ) and the Assignor, in its capacity as Trustee pursuant to that certain Indenture dated as of May 15, 1985, by and between Grantor and Chemical Bank, said Mortgage recorded on May 29, 1985 at 11:10 o clock a.m. in Book 760 of Mortgages on Pages 838-898 in the Office of the Minnehaha County, South Dakota Register of Deeds.


     This assignment is made without recourse or warranty.


     The legal description of the property encumbered by the Mortgage is attached herein as Exhibit A, portions of which have been released from time to time.



Hanseatic Corporation              Guaranty Reassurance Company
Collateral Agent                   Collateral Agent

                                   By: Trust Company of the West
                                       Its Investment Advisor




By: Paul Biddelman                 By: Melissa V. Weiler
Its:President                      Its:Managing Director





CORPORATE SEAL                     CORPORATE SEAL


                                       Schedule II-C (cont d)

STATE OF           )
                   ) SS.

COUNTY OF          )



     On this      day of             , in the year      , before me
personally appeared                             , known to me to be the
                    of the corporation that is described in and that executed the within instruments and acknowledged to me that such corporation executed the same.





                              Notary Public -

                              My commission expires






STATE OF           )

                   ) SS.
COUNTY OF          )




     On this      day of             , in the year      , before me
personally appeared                             , known to me to be the
                    of the corporation that is described in and that executed the within instruments and acknowledged to me that such corporation executed the same.





                              Notary Public -
                              My commission expires

                                 AGREEMENT



          THIS AGREEMENT dated as of January 8, 1998 by and between GUARANTY REASSURANCE COMPANY ( Assignor ) and each of the persons and entities set forth on Schedule I hereto (the Assignees ).




                            W I T N E S S E T H:



           WHEREAS, Assignor is the holder of a promissory note issued by Canal Capital Corporation, a Delaware corporation (the Borrower ), as of May 15, 1993 in the original principal amount of $3,000,000 (the Note ), pursuant to and in accordance with the Note Exchange Agreement dated as of May 15, 1993 among Assignor, the Borrower and Hanseatic Corporation (the
 Note Agreement ); and


          WHEREAS, the Borrower's obligations under the Note are secured by certain Collateral pursuant to the Security Agreement and certain
Mortgages, all as defined in the Note Agreement; and

          WHEREAS, Assignors wish to assign to the Assignees all of Assignors rights, title and interest in and to the Note, the Collateral and the Mortgages, and under the Note Agreement and the Security Agreement, for the consideration set forth herein.



          NOW, THEREFORE, the parties hereby agree as follows:




          h. Assignment and Assumption. Assignor hereby assigns, sells, transfers and conveys to the Assignees all of Assignor s rights, title and interest in and to the Note, the Collateral and the Mortgages, and under the Note Agreement and the Security Agreement. Each Assignee shall hold a proportional interest in the Note, the Collateral and the Mortgages and under the Security Agreement based on the percentage set forth opposite its or his name on Schedule I hereto. Assignor is delivering the original Note to the Assignees simultaneously herewith. The Assignees hereby agree to assume any and all of Assignor s obligations under the Note Agreement and the Security Agreement that may arise after the date hereof.


          i. Other Documentation. Simultaneously herewith, Assignor is executing and delivering to the collateral agent of the Assignees, CCC Lending Corporation, for recording and filing with all applicable authorities, assignments of the Mortgages listed on Schedule II hereto and Forms UCC-3 with respect to the Collateral (the Security Documents ).


          j. Further Assurances. At any time, and from time to time after the date hereof, Assignor shall, without further consideration, execute and deliver such additional agreements, instruments, documents or certificates, and shall take such other action as shall reasonably be requested by the Assignees in order better to transfer and convey to the Assignees all of Assignor s rights, title and interest in and to the Collateral and the Mortgages. In the event that the Borrower makes any payments to Assignor after the date hereof in respect of the Note, Assignor shall promptly forward such payments to CCC Lending Corporation, the collateral agent of the Assignees, at c/o Michael E. Schultz, 2830 Long Meadow Drive, West Palm Beach, Florida 33414.


          k. Consideration. In consideration for Assignor s undertakings herein, including, without limitation, its making the assignments set forth in this Agreement and executing and delivering the Security Documents, the Assignees are paying to Assignor, by wire transfer to Assignor s account, the sum of (a) $887,544.00, constituting the full principal amount remaining under the Note, plus (b) $15,989.49, constituting interest accrued as of the date hereof, plus (c) $14,969.90 constituting certain fees that are accrued but unpaid with respect to the Note.


          l.   Representations and Warranties.


               i. Each of the Assignor and the Assignees hereby represents and warrants to the other that (i) it has all requisite power and authority to enter into and to perform this Agreement; (ii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms; (iii) such party's execution, delivery and performance of this Agreement will not violate the applicable organizational documents of such party; and (iv) such party's execution, delivery and performance of this Agreement will not breach of, or constitute a default under, any other agreement or instrument to which the Assignor or any Assignee, as the case may be, is a party or by which its assets are bound.


               ii. In addition, Assignor hereby represents and warrants to the Assignees that (i) Assignor has not assigned, sold, transferred, pledged, hypothecated or otherwise encumbered Assignor's rights under the Note or in and to the Collateral and the Mortgages, (ii) Assignor has not agreed to do any of the foregoing with any person or entity other than the Assignees and (iii) upon consummation of the transactions contemplated hereby, the Assignees will own all of Assignor s rights, title and interest in and to the Note, free and clear of any and all liens, claims, charges, rights or other encumbrances.


               iii. The representations and warranties set forth in this
Section 5 shall survive the consummation of the transactions contemplated hereby.


          m. Governing Law. This Agreement shall be construed and enforced in accordance with laws of the State of New York, without consideration of principles governing conflicts of law.


          n. Entire Agreement. This Agreement, including the Security Documents, contains a complete statement of all the arrangements between the parties with respect to the subject matter thereof and supersedes any previous arrangement or understanding between them relating to the subject-matter hereof.



          IN WITNESS WHEREOF, the Assignors and the Assignees have executed and delivered this Agreement as of the date first above written.


                         Assignors:


                         GUARANTY REASSURANCE COMPANY




                         By:  /S/ Melissa V. Weiler
                              Name: Melissa V. Weiler

                              Title:    Managing Director

                         Assignees:




                         /S/ Michael E. Schultz

                         Michael E. Schultz





                         MICHAEL E. SCHULTZ DEFINED BENEFIT TRUST





                         By:  /S/ Michael E. Schultz


                              Michael E. Schultz
                              Trustee





                         /S/ Lora K. Schultz


                         Lora K. Schultz

                         ROGER A. SCHULTZ PENSION PLAN



                         By:  /S/ Roger A. Schultz


                              Roger A. Schultz
                              Trustee







                         /S/ Richard A. Schultz

                         Richard A. Schultz




                         EDELMAN VALUE PARTNERS, L.P.


                         By:  A. B. Edelman Management Company, Inc.,
                              General Partner



                         By:  /S/ Asher B. Edelman


                              Name:
                              Title:




                         EDELMAN VALUE FUND, LTD.



                         By:  /S/ Asher B. Edelman


                              Name:
                              Title:





                         /S/ Maria Megina Mayall Edelman


                         Maria Regina Mayall Edelman

                         SES TRUST




                         By:  /S/ Sharon E. Sigesmund

                              Sharon E. Sigesmund

                              Trustee



                                                                 SCHEDULE I








Name of Assignee                                  Percentage




Michael E. Schultz                                27.03%


Michael E. Schultz Defined Benefit Trust                   6.54%


Lora K. Schultz                                    6.19%


Roger A. Schultz                                  13.51%


Roger A. Schultz Pension Plan                     5.03%


Richard A. Schultz                                 3.86%


Edelman Value Partners, L.P.                       9.46%


Edelman Value Fund, LTD                           14.86%


Maria Regina Mayall Edelman                        8.11%


SES Trust                                     5.41%

                                                                 SCHEDULE II






Assignment of Mortgage - Minnesota (Schedule II-A attached)


Assignment of Mortgage - Iowa (Schedule II-B attached)


Assignment of Mortgage - South Dakota (Schedule II-C attached)








































                                                 Schedule II-A

                     ASSIGNMENT OF MORTGAGE - MINNESOTA



     As of January 8, 1998, for valuable consideration, Hanseatic Corporation, having an address at 450 Park Avenue, Suite 2302, New York, New York 10022 ( Hanseatic ), and Guaranty Reassurance Company, having an address at 7800 Belfort Parkway, Suite 200, Jacksonville, Florida 32256, collectively, as Collateral Agent pursuant to that certain Collateral Agency Agreement dated as of May 15, 1993 (hereafter collectively
 Assignor ), as successor in interest to Chemical Bank (formerly known as Manufacturers Hanover Trust Company) by that First Amendment to Mortgage dated May 15, 1993, does hereby sell, assign and transfer to CCC Lending Corporation, a Delaware corporation, all of its right, title and interest in that certain Mortgage, Assignment, Security Agreement and Financing Statement dated as of May 15, 1985, made by United Stockyards Corporation (which by name change became Canal Capital Corporation), a Delaware corporation, as grantor ( Grantor ) and the Assignor, in its capacity as Trustee pursuant to that certain Indenture dated as of May 15, 1985, as amended by a First Supplemental Indenture dated as of April 20, 1988, by and between Grantor and Chemical Bank, said Mortgage being filed for record in the Office of the Register of Deeds in and for the County of Dakota, State of Minnesota on the 31st day of May, 1985, as Document Number 688807.


     This assignment is made without recourse or warranty.


     The legal description of the property encumbered by the Mortgage is attached to the Mortgage, portions of which have been released from time to time.




Hanseatic Corporation              Guaranty Reassurance Company
Collateral Agent                   Collateral Agent
                                   By: Trust Company of the West

                                       Its Investment Advisor





By: Paul Biddelman                 By: Melissa V. Weiler
Its:President                      Its:Managing Director


                                         Schedule II-A (cont d)




STATE OF           )
                   ) SS.

COUNTY OF          )

     The foregoing instrument was duly acknowledged before me, a notary
public, by                    , the

of Hanseatic Corporation, a New York corporation, on behalf of the Corporation.





                              Notary Public








STATE OF           )
                   ) SS.

COUNTY OF          )



     The foregoing instrument was duly acknowledged before me, a notary
public, by                    , the

of the Trust Company of the West, as investment advisor of Guaranty Reassurance Corporation, a Florida corporation, on behalf of the Corporation.





                              Notary Public

















                                               Schedule II-B

                       ASSIGNMENT OF MORTGAGE - IOWA


     As of January 8, 1998, for valuable consideration, Hanseatic Corporation, having an address at 450 Park Avenue, Suite 2302, New York, New York 10022 ( Hanseatic ), and Guaranty Reassurance Company, having an address at 7800 Belfort Parkway, Suite 200, Jacksonville, Florida 32256, collectively, as Collateral Agent pursuant to that certain Collateral Agency Agreement dated as of May 15, 1993 (hereafter collectively
 Assignor ), as successor in interest to Chemical Bank (formerly known as Manufacturers Hanover Trust Company) by that First Amendment to Mortgage dated May 15, 1993, does hereby sell, assign and transfer to CCC Lending Corporation, a Delaware corporation, all of its right, title and interest in that certain Mortgage, Assignment, Security Agreement and Financing Statement dated as of May 15, 1985, made by United Stockyards Corporation (which by name change became Canal Capital Corporation), a Delaware corporation, as grantor ( Grantor ) and the Assignor, in its capacity as Trustee pursuant to that certain Indenture dated as of May 15, 1985, as amended by a First Supplemental Indenture dated as of April 20, 1988, by and between Grantor and Chemical Bank, said Mortgage being filed for record on the 31st day of May, 1985, on Roll 157, Image 1841 in the Office of the County Recorder for Woodbury County, Iowa, as amended by that certain First Amendment to Mortgage - Iowa dated as of May 15, 1993 and filed for record December 28, 1995 on Roll 340, Image 832 in the Office of the County Recorder for Woodbury County, Iowa.


     This assignment is made without recourse or warranty.


     The legal description of the property encumbered by the Mortgage is attached to the Mortgage, portions of which have been released from time to time.



Hanseatic Corporation              Guaranty Reassurance Company
Collateral Agent                   Collateral Agent

                                   By: Trust Company of the West
                                       Its Investment Advisor





By: Paul Biddelman                 By: Melissa V. Weiler

Its:President                      Its:Managing Director


                                      Schedule II-B (cont d)



STATE OF           )

                   ) SS.

COUNTY OF          )



     The foregoing instrument was duly acknowledged before me, a notary
public, by                    , the

of Hanseatic Corporation, a New York corporation, on behalf of the Corporation.





                              Notary Public








STATE OF           )
                   ) SS.

COUNTY OF          )



     The foregoing instrument was duly acknowledged before me, a notary
public, by                    , the

of the Trust Company of the West, as investment advisor of Guaranty Reassurance Corporation, a Florida corporation, on behalf of the Corporation.





                              Notary Public

                                               Schedule II-C


                   ASSIGNMENT OF MORTGAGE - SOUTH DAKOTA


     As of January 8, 1998, for valuable consideration, Hanseatic Corporation, having an address at 450 Park Avenue, Suite 2302, New York, New York 10022 ( Hanseatic ), and Guaranty Reassurance Company, having an address at 7800 Belfort Parkway, Suite 200, Jacksonville, Florida 32256, collectively, as Collateral Agent pursuant to that certain Collateral Agency Agreement dated as of May 15, 1993 (hereafter collectively
 Assignor ), as successor in interest to Chemical Bank (formerly known as Manufacturers Hanover Trust Company) by that First Amendment to Mortgage dated May 15, 1993, does hereby sell, assign and transfer to CCC Lending Corporation, a Delaware corporation, all of its right, title and interest in that certain Mortgage, Assignment, Security Agreement and Financing Statement dated as of May 15, 1985, made by United Stockyards Corporation (which by name change became Canal Capital Corporation), a Delaware corporation, and Sioux Falls Stockyards Company, a South Dakota corporation, together as grantor ( Grantor ) and the Assignor, in its capacity as Trustee pursuant to that certain Indenture dated as of May 15, 1985, by and between Grantor and Chemical Bank, said Mortgage recorded on May 29, 1985 at 11:10 o clock a.m. in Book 760 of Mortgages on Pages 838-898 in the Office of the Minnehaha County, South Dakota Register of Deeds.


     This assignment is made without recourse or warranty.


     The legal description of the property encumbered by the Mortgage is attached herein as Exhibit A, portions of which have been released from time to time.



Hanseatic Corporation              Guaranty Reassurance Company
Collateral Agent                   Collateral Agent

                                   By: Trust Company of the West
                                       Its Investment Advisor




By: Paul Biddelman                 By: Melissa V. Weiler
Its:President                      Its:Managing Director





CORPORATE SEAL                     CORPORATE SEAL


                                       Schedule II-C (cont d)

STATE OF           )
                   ) SS.

COUNTY OF          )



     On this      day of             , in the year      , before me
personally appeared                             , known to me to be the
                    of the corporation that is described in and that executed the within instruments and acknowledged to me that such corporation executed the same.





                              Notary Public -

                              My commission expires






STATE OF           )

                   ) SS.
COUNTY OF          )




     On this      day of             , in the year      , before me
personally appeared                             , known to me to be the
                    of the corporation that is described in and that executed the within instruments and acknowledged to me that such corporation executed the same.





                              Notary Public -
                              My commission expires

                             SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of January 8, 1998, by and among CANAL CAPITAL CORPORATION, formerly known as United Stockyards Corporation ("Canal Capital"), CANAL GALLERIES CORPORATION ( Canal Galleries ) and CANAL ARTS CORPORATION ("Canal Arts"; together with Canal Capital and Canal Galleries, collectively, "Debtor"), a Delaware corporation having an address at 717 Fifth Avenue, New York, New York 10022, and the parties listed on Schedule I hereto ( Noteholders ) and CCC LENDING CORPORATION ( "Collateral Agent"), as collateral agent pursuant to that certain Collateral Agency Agreement of even date herewith.


                                  RECITALS


          38. Canal Capital is a party to that certain Indenture (the "Indenture") dated as of May 15, 1985, between United Stockyards
Corporation (the predecessor-in-interest to Canal Capital) and
Manufacturers Hanover Trust Company, as Trustee ("Trustee"), pursuant to which Debtor issued its Variable Rate Mortgage Notes (the "MHTC Notes").


          39.  The indebtedness evidenced by the MHTC Notes (the
"Indebtedness") is secured by certain mortgages of Canal Capital's real property, each dated as of May 15, 1985, from Canal Capital to Trustee (the "MHTC Mortgages").

          40. In connection with a modification of the Indebtedness described in that certain Note Exchange Agreement dated as of May 15, 1993 (the "1993 Note Exchange Agreement"), the MHTC Notes were amended, restated and replaced by Amended and Restated Notes (the "1993 Notes") from Canal Capital to Hanseatic Corporation ( Hanseatic ) and Guaranty Reassurance Company ( Guaranty ).


          41. Canal Capital has issued and outstanding certain other promissory notes, dated as of September 15, 1995, (the Other Notes ) due to certain of the Noteholders, secured by certain other Mortgages on Canal Capital s real property (the Other Mortgages ) and certain other collateral.


          42. In connection with a further modification of the Indebtedness described in that certain Note Exchange and Loan Agreement of even date herewith (the Note Exchange Agreement ), the 1993 Notes and the Other Notes have been amended, restated and replaced by, and a further loan has been made to Canal Capital to refinance certain existing indebtedness pursuant to, certain Amended and Restated Notes (the Notes ) from Canal Capital to the Noteholders (as defined in the Note Exchange Agreement).


          43. The Notes are secured by (i) the MHTC Mortgages, which had been assigned by Trustee to Hanseatic and Guaranty, (ii) by certain additional mortgages from Canal Capital to Hanseatic and Guaranty encumbering property of Canal Capital not encumbered by the MHTC Mortgages, all of which have been assigned by Hanseatic and Guaranty to Collateral Agent and (iii) by the Other Mortgages (all of the foregoing collectively the "Mortgages").


          44. In connection with the issuance of the Notes, Canal Capital has pledged certain shares of stock pursuant to a Stock Pledge and Security Agreement dated the date hereof ( Pledge Agreement ).


          45. Canal Arts and Canal Galleries are wholly-owned subsidiaries of Canal Capital, and are directly benefited by the modification of the Indebtedness described above.


          46. In connection with the 1993 Notes, Debtor agreed to grant to Hanseatic and Guaranty a security interest in all of the property described in Part I of Schedule A annexed hereto, together with any substitutions therefor and proceeds therefrom (the "1993 Collateral") pursuant to a Security Agreement dated as of May 15, 1993 which security interest has been assigned to Collateral Agent in connection with the Note Exchange Agreement.


          47. In connection with the Other Notes, Debtor has agreed to grant certain of the Noteholders a security interest in all of the property described in Part II of Schedule A, together with any substitutions therefor and proceeds therefrom (together with the 1993 Collateral, the
 Collateral ).

                                 AGREEMENT


          NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Collateral Agent and Debtor agree as follows:


          47.1. As collateral security for the payment, performance and discharge of the Obligations (as herein after defined), Debtor hereby pledges, grants, assigns, transfers, and sets over to Collateral Agent and grants to Collateral Agent a first priority lien on and security interest in, all of Debtor's rights, title and interest in and to the Collateral, whether heretofore or hereafter acquired. Debtor further grants to Collateral Agent full power and authority, in the name of Debtor or otherwise, to take any action which Collateral Agent may deem necessary or advisable in connection with effectuating and perfecting the assignment herein and lien and security interest created hereby, Debtor hereby irrevocably constituting and appointing Collateral Agent, the true and lawful attorney-in-fact of Debtor for such purposes, which appointment is coupled with an interest. This appointment is unconditional and irrevocable and continuing and these rights, powers and privileges shall be exclusive in Collateral Agent, its successors and assigns, so long as any of the Obligations remain unpaid or unperformed.


          47.2. This Agreement constitutes a security agreement under the New York Uniform Commercial Code (the "Code") with respect to the Collateral for the purposes of Article 9 of the Code. This Agreement and any photostatic copies hereof may, at the option of Collateral Agent, be filed in the Department of State of the State of New York, the Office of the City Register, New York County, and in such other filing offices as Collateral Agent shall desire to give notice of the lien and security interest created hereby, Debtor hereby irrevocably constituting and appointing Collateral Agent the true and lawful attorney-in-fact of Debtor for such purposes, which appointment is coupled with an interest and is unconditional and irrevocable. Debtor hereby further authorizes Collateral Agent to file financing and continuation statements with respect to the Collateral without the signature of Debtor and, upon request of Collateral Agent, Debtor shall promptly execute and file at Debtor's expense financing and continuation statements, in form satisfactory to Collateral Agent to further evidence and secure Collateral Agent's lien on and security interest in the Collateral.


          47.3. This Agreement is made for the purpose of securing the following (collectively, the "Obligations"):


          (a) The payment by Canal Capital of the principal sum, interest and indebtedness evidenced by the Notes and any renewal, extension, refinancing, substitution or reissuance thereof, and all other sums, with interest thereon, becoming due and payable to or for the benefit of Collateral Agent under the provisions of this Agreement, the Mortgages, the Pledge Agreement or any other documents executed in connection with or securing the Notes (collectively, the "Loan Documents").

          (b) The performance and discharge of each and every obligation, covenant and agreement of Debtor contained in this Agreement, the Notes, the Mortgages, the Pledge Agreement or any other Loan Documents.


          47.4. Debtor represents and warrants to Collateral Agent as follows:


          (a) The execution, delivery or performance of this Agreement by Debtor will not require the consent or approval of, or the registration, declaration or filing with, any person or entity, which have not been obtained or completed, or violate or result in a breach of, or constitute a default under, any applicable law or regulation or any other agreement to which Debtor is bound. This Agreement has been duly executed by Debtor and constitutes a valid, legal and binding obligation of Debtor enforceable against the Debtor in accordance with its terms.


          (b) Canal Arts is the sole owner of record, legal and beneficial title to the Collateral, free and clear of all liens, claims, options, charges, pledges and encumbrances, other than the liens and security interest created pursuant to this Agreement.


          (c) Debtor shall immediately notify Collateral Agent of any actual or contemplated change in the principal place of business of Debtor, of the establishment of any additional place of business of Debtor or of any change of name of Debtor, and shall promptly, upon demand of Collateral Agent, execute and file, at Debtor's expense all financing statements and other documents and instruments requested by Collateral Agent so that any such change in or other establishment of place of business or change of name of Debtor shall not adversely affect the lien on or security interest in the Collateral.


          47.5. Debtor hereby covenants with Collateral Agent as follows:


          (a) Debtor will not, nor will it, consent, agree or commit itself to, sell, assign, transfer, convey, pledge, delegate, grant any option with respect to, grant a security interest in, or otherwise dispose of or encumber in any other manner, or permit, agree or commit itself to permit, any such sale, assignment, transfer, conveyance, pledge, grant, delegation, disposition or encumbrance of, all or any portion of the Collateral or any beneficial or other interest therein. In the event of the sale, exchange or other disposition of the Collateral, or any portion thereof or any interest therein, in violation of this Agreement (and no such sale, exchange or other disposition is hereby authorized or consented
to), the lien and security interest of Collateral Agent shall nevertheless continue in said Collateral (including, without limitation, all proceeds therefrom). Notwithstanding said sale, exchange or other disposition; all of said proceeds shall remain Collateral hereunder and shall be transferred and paid over to Collateral Agent immediately following said sale, exchange, or other disposition and shall be applied in accordance with the provisions of Section 9 hereof; and the receipt by Collateral Agent of all or any part of said proceeds shall not be deemed or construed to be an authorization or consent of Collateral Agent to such sale, exchange or other disposition of said Collateral or a waiver of any breach resulting therefrom of this Agreement.


          (b) Debtor will furnish promptly to Collateral Agent such information as shall reasonably be requested by Collateral Agent in connection with the Collateral of the performance by Debtor of the Obligations, or required for effectuating the rights and benefits of Collateral Agent herein.


          (c) From and after the date hereof, Debtor agrees to maintain the Collateral in at least as good condition as it is on the date hereof. Debtor will not move all or any portion of the Collateral from its present locations, which locations are indicated on Schedule A annexed hereto. At all times during the terms of this Security Agreement, Debtor will comply with the terms of conditions of all applicable insurance policies maintained hereunder; and Debtor will not taken any action, or suffer or permit any action to be taken by any person or persons (other than Collateral Agent and its officers and agents), which is in violation of any provision thereof, including, without limitation, any provision relating to the maintenance, storage or use of the Collateral, the protection of same, the condition or use of the premises where same is located, or any other provision which would affect the amount of recovery hereunder in the event of any loss or damage to the Collateral.


          (d) From and after the date hereof, Maker agrees to maintain Fine Art All Risk insurance on the Collateral, with a deductible not in excess of $5,000, at all times at least equal to the outstanding principal amount of the Notes plus accrued but unpaid interest. Such insurance shall be written only by insurance companies licensed to do business in New York having an A.M. Best's rating of "A" or better. Debtor agrees to provide Collateral Agent with a valid Certificate of Insurance in form and substance reasonably satisfactory to Collateral Agent naming Collateral Agent or its assignee as loss payee under the insurance policy, which policy shall not be cancelable by the insurance company without at least 30 days' prior written notice to Collateral Agent and providing that Collateral Agent shall be notified by the insurance company of the payment or non-payment of the premiums in respect of the insurance policy. Debtor agrees not to cancel any such insurance policy without at least 60 days' prior written notice to Collateral Agent and obtaining a substitute insurance policy that satisfies the terms provided herein. In the event of an Event of Default, Debtor agrees to maintain insurance in accordance with the provisions herein, regardless of whether Debtor or Collateral Agent is in possession of the Collateral.


          47.6. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:


          (a) Any default beyond applicable grace or cure periods, if any, shall occur under the Notes, the Mortgages, the Pledge Agreement or any other Loan Document; or

          (b) Debtor shall fail to perform any Obligation or fail to observe any of the provisions contained in this Agreement or breach any covenant or agreement made or given by Debtor herein; or


          (c) Any representation or warranty made by or on behalf of Debtor herein or otherwise in writing shall prove to have been false or incorrect in any material respect; or


          (d) Debtor shall file a voluntary petition seeking an order for relief under Title 11 of the United States Code, or Debtor shall be adjudicated a debtor, bankrupt or insolvent, or shall file any petition or answer seeking, consenting to or acquiescing in any order for relief, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future general bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), or shall file an answer admitting or failing to deny the material allegations in a petition against it for any such relief, or shall admit in writing its inability to pay its debts as they mature, or shall make an assignment for the benefit of creditors or shall seek or consent or acquiesce in the appointment of any trustee, receiver, examiner, sequestrator, custodian or liquidator or similar official of Debtor or of all or any portion of the Collateral; or if, within sixty (60) days after the commencement of any proceeding against Debtor, whether by the filing of a petition or otherwise, seeking any order for relief, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment of any trustee, receiver or liquidator of Debtor or of all or any part of the Collateral, without the consent or acquiescence of Debtor, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Debtor or all or any portion of the Collateral.


          47.7. Upon the occurrence of an Event of Default, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been remedied or waived by Collateral Agent by written notice given in accordance with the provisions hereof, then all of the Obligations shall become immediately due and payable without notice, presentment or demand, each of which is hereby waived by Debtor, and Collateral Agent shall be entitled to any and all rights, recourse and remedies available to it at law, in equity or by statute, or pursuant to this Agreement and any other Loan Document, including, without limitation, all rights and remedies available to a secured party under the Code. In furtherance, and not in limitation of the foregoing, Collateral Agent shall have the following rights and remedies upon the occurrence of an Event of
Default:


          (a) Collateral Agent may, without being required to give any notice, demand or advertisement, except to the extent specifically set forth herein, take possession of and sell all or any portion of the Collateral at public or private sale in New York City or elsewhere, as Collateral Agent shall determine, for cash, upon credit or for future delivery and at such price or prices as Collateral Agent may deem satisfactory, and, subject to compliance with applicable law, Collateral Agent may be the purchaser of any or all of the Collateral sold. Upon any such sale, Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold and Debtor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which it may have with respect to the Collateral under any rule of law or statute now existing or hereafter adopted. At any such sale Collateral Agent may, in its discretion, restrict the prospective bidders or purchasers to persons who will represent and warrant that they are acquiring the Collateral, or any portion thereof, for their own account, for investment only and not with a view toward the resale or distribution thereof and who will make such further representations and warranties as Collateral Agent may, in its discretion, deem necessary or desirable to assure Collateral Agent that such prospective bidders or purchasers are, with respect to the applicable Federal and state securities laws, regulations and rules, suitable bidders or purchasers of such Collateral, which restrictions as to prospective bidders or purchasers the parties agree are commercially reasonable. If notice of sale of all or any portion of the Collateral hereunder is required by law, the parties agree that written notice mailed to Debtor ten
(10) business days prior to the date of public sale of the Collateral or ten (10) business days prior to the date after which a private sale or any other disposition of the Collateral is intended to be made shall constitute reasonable notice (all other notices, demands or advertisements of any kind being hereby expressly waived), but notice given in any other reasonable manner or at any other reasonable time shall be sufficient. Collateral Agent shall not be obligated to make any sale or other disposition pursuant to any notice thereof, and without notice or publication, adjourn any public or private sale or other disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale or other disposition, and such sale or other disposition may be made at any time or place to which the same may be so adjourned. In case of any sale or other disposition of all or any part of the Collateral on credit or for further delivery, the Collateral so sold or disposed of may be retained by Collateral Agent until the selling price is paid by the purchaser thereof, but Collateral Agent shall not incur any liability in case of the failure of such purchaser to pay for the Collateral so sold or disposed of, and, in case of any such failure, such Collateral may again be sold or disposed of upon like notice and pursuant to the provisions hereof. Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto.


          (b) Collateral Agent, instead of exercising the power of sale herein conferred upon it may, at its option, proceed by a suit or suits at law or in equity to foreclose the security interest and sell all or any portion of the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or may bring an action on any Obligation and obtain and enforce a judgment thereon, with or without first or simultaneously foreclosing, judicially or non-judicially, on the Collateral.


          (c) Collateral Agent, as attorney-in-fact, may, in the name and stead of Debtor, make and execute all conveyances, agreement and transfers of the Collateral sold pursuant to this Section 9 which Collateral Agent shall deem advisable, and Debtor hereby ratifies and confirms all such acts taken by Debtor as such attorney-in-fact. Notwithstanding the foregoing, Debtor shall, if so requested by Collateral Agent, ratify and confirm any sale or sales by executing and delivering to Collateral Agent, or to any purchaser or purchasers of the Collateral sold, all such instruments as may, in the reasonable judgment of Collateral Agent, be advisable for such purpose.


          (d) Debtor shall be liable for all costs and expenses (including, without limitation, reasonable attorneys' fees, disbursements and legal expenses) incurred by Collateral Agent in enforcing any of the rights or remedies of Collateral Agent provided for in this Agreement, at law, in equity or by statute, and the amount thereof shall be deemed part of the Obligations and payment thereof shall be secured by the Collateral. If the proceeds of the sale or other disposition of the Collateral are insufficient to cover the costs and expenses (including, without limitation, reasonable attorneys' fees, disbursements and legal expenses) of such sale or other disposition and to pay in full the amount of the Obligations, Debtor shall remain liable for any such deficiency.


          (e) The proceeds of any sale or other disposition of all or any portion of the Collateral under this Agreement shall be applied by Collateral Agent in the following order of priority:


          First, to the payment of all costs and expenses (including, without limitation, reasonable attorneys' fees, disbursements and legal expenses) of such sale or other disposition;


          Second, to the payment of the amounts (other than principal and interest) due and payable under the Notes, the Mortgages and the other Obligations;


          Third, to the payment of interest due on the Notes;


          Fourth, to the payment of the principal of the Notes;


          Fifth, subject to the provisions of Section 9-504(c) of the Code, to the payment of any indebtedness, lien or encumbrance affecting such Collateral which is subordinate to the lien created hereby; and


          Finally, the balance, if any, to Debtor or as a court of competent jurisdiction may direct.


          47.8. Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other notices of any description.

          47.9. Debtor, at its expense, will execute and deliver all such instruments, agreements and other document, and take all such actions, as Collateral Agent, from time to time, may reasonably request in order to obtain the full benefits of this Agreement and the rights and powers herein created. Debtor hereby constitutes and appoints Collateral Agent its true and lawful attorney-in-fact, coupled with an interest, and in the name, place and stead of Debtor, to execute and file any instrument, agreement or other document required to be executed or filed by Debtor pursuant to this Agreement (including, without limitation, any instrument assigning, transferring or conveying all or any portion of the Collateral). This appointment is unconditional and irrevocable and continuing and these rights, power and privileges shall be exclusive in Collateral Agent, its successors and assigns, so long as any of the Obligations remain unsatisfied or any part of the indebtedness secured hereby shall remain unpaid.


          47.10. No delay or omission by Collateral Agent in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy.


          47.11. This Agreement is given as security in addition to the security of the other documents executed in connection herewith. All rights and remedies herein conferred may be exercised whether or not any proceedings of any nature are pending under any of such other documents. Collateral Agent shall not be required to resort first to the security of this Agreement or any of such other documents before resorting to the security of the other such documents and Debtor may exercise the security hereof or thereof concurrently or independently and in any order or preference. The rights and remedies set forth herein are cumulative and in addition to, and not in lieu of, any other rights and remedies to which Collateral Agent may be entitled, whether under any such other document, at law or in equity.


          47.12. This Agreement shall terminate upon payment in full and performance and discharge of all of the Obligations, Collateral Agent at Debtor's expense, will execute and deliver such instruments as Debtor may reasonably request to evidence such termination.


          47.13. Except as otherwise specifically provided herein, all notices, election, approvals, requests, demands and other communications permitted or required to be made or given hereunder (collectively, "notices") shall be in writing, signed by the party giving such notice and shall be sufficiently given only when (x) sent by registered or certified mail, postage prepaid, return receipt requested, to the party for which such notice is intended at the address set forth below or at such other or additional address as may be designated by notice given in conformity with the terms of this Section 13, (y) delivered by hand, or tendered for delivery by hand, at such address, or (z) sent to such address by way of a recognized commercial overnight delivery service, and notices shall be effectively given only if received at such address by, or tendered for receipt to, a person who is or who reasonably appears to be authorized to receive written communications on behalf of the party to which the notice is directed. The present notice addresses of the parties are as follows:
(i) for Collateral Agent: CCC Lending Corporation c/o Michael E. Schultz, 2830 Long Meadow Drive, West Palm Beach, Florida 33414 and (ii) for
Debtor: 717 Fifth Avenue, New York, New York, 10022, Attention: Gerald
Agranoff.


          47.14. This Agreement shall be governed by and construed in accordance with, the laws of the State of New York governing contracts made and performed in the State of New York, without regard to principles of conflicts of law.


          47.15. This Agreement shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of Collateral Agent, their respective successors and assigns (including each subsequent holder of the Notes, whether or not an express assignment to such holder of rights under this Agreement shall have been made).

          IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed as of the 8th day of January, 1998.



CANAL ARTS CORPORATION,            CANAL CAPITAL CORPORATION,

          Debtor                             Debtor



By: /S/ Reginald Schauder                         By: /S/ Reginald Schauder


     Vice President - Finance                Vice President - Finance



CANAL GALLERIES CORPORATION,       CCC LENDING CORPORATION,

          Debtor                   as Collateral Agent



By: /S/ Reginald Schauder                         By: /S/ Michael E.
Schultz

     Vice President - Finance                President

STATE OF NEW YORK   )
                    )  SS.:

COUNTY OF NEW YORK  )


          On this ___ day of January, 1998, before me personally appeared Reginald Schauder to me known, who being by me duly sworn, did depose and say that he is the Vice President of each of Canal Capital Corporation, Canal Galleries Corporation and Canal Arts Corporation, the corporations described in and which executed the foregoing instrument, and he acknowledged that he executed the same by order of the board of directors of such corporation.





                              Notary Public


                              My commission expires on





STATE OF _____________   )
                    )  SS.:

COUNTY OF ___________    )


          On this ___ day of January, 1998, before me personally appeared Michael E. Schultz, to me known, who being by me duly sworn, did depose and say that he is President of CCC Lending Corporation, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.





                              Notary Public


                              My commission expires on

                             SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of January 8, 1998, by and among CANAL CAPITAL CORPORATION, formerly known as United Stockyards Corporation ("Canal Capital"), CANAL GALLERIES CORPORATION ( Canal Galleries ) and CANAL ARTS CORPORATION ("Canal Arts"; together with Canal Capital and Canal Galleries, collectively, "Debtor"), a Delaware corporation having an address at 717 Fifth Avenue, New York, New York 10022, and the parties listed on Schedule I hereto ( Noteholders ) and CCC LENDING CORPORATION ( "Collateral Agent"), as collateral agent pursuant to that certain Collateral Agency Agreement of even date herewith.


                                  RECITALS


          48. Canal Capital is a party to that certain Indenture (the "Indenture") dated as of May 15, 1985, between United Stockyards
Corporation (the predecessor-in-interest to Canal Capital) and
Manufacturers Hanover Trust Company, as Trustee ("Trustee"), pursuant to which Debtor issued its Variable Rate Mortgage Notes (the "MHTC Notes").


          49.  The indebtedness evidenced by the MHTC Notes (the
"Indebtedness") is secured by certain mortgages of Canal Capital's real property, each dated as of May 15, 1985, from Canal Capital to Trustee (the "MHTC Mortgages").


          50. In connection with a modification of the Indebtedness described in that certain Note Exchange Agreement dated as of May 15, 1993 (the "1993 Note Exchange Agreement"), the MHTC Notes were amended, restated and replaced by Amended and Restated Notes (the "1993 Notes") from Canal Capital to Hanseatic Corporation ( Hanseatic ) and Guaranty Reassurance Company ( Guaranty ).


          51. Canal Capital has issued and outstanding certain other promissory notes, dated as of September 15, 1995, (the Other Notes ) due to certain of the Noteholders, secured by certain other Mortgages on Canal Capital s real property (the Other Mortgages ) and certain other collateral.

          52. In connection with a further modification of the Indebtedness described in that certain Note Exchange and Loan Agreement of even date herewith (the Note Exchange Agreement ), the 1993 Notes and the Other Notes have been amended, restated and replaced by, and a further loan has been made to Canal Capital to refinance certain existing indebtedness pursuant to, certain Amended and Restated Notes (the Notes ) from Canal Capital to the Noteholders (as defined in the Note Exchange Agreement).


          53. The Notes are secured by (i) the MHTC Mortgages, which had been assigned by Trustee to Hanseatic and Guaranty, (ii) by certain additional mortgages from Canal Capital to Hanseatic and Guaranty encumbering property of Canal Capital not encumbered by the MHTC Mortgages, all of which have been assigned by Hanseatic and Guaranty to Collateral Agent and (iii) by the Other Mortgages (all of the foregoing collectively the "Mortgages").


          54. In connection with the issuance of the Notes, Canal Capital has pledged certain shares of stock pursuant to a Stock Pledge and Security Agreement dated the date hereof ( Pledge Agreement ).


          55. Canal Arts and Canal Galleries are wholly-owned subsidiaries of Canal Capital, and are directly benefited by the modification of the Indebtedness described above.


          56. In connection with the 1993 Notes, Debtor agreed to grant to Hanseatic and Guaranty a security interest in all of the property described in Part I of Schedule A annexed hereto, together with any substitutions therefor and proceeds therefrom (the "1993 Collateral") pursuant to a Security Agreement dated as of May 15, 1993 which security interest has been assigned to Collateral Agent in connection with the Note Exchange Agreement.


          57. In connection with the Other Notes, Debtor has agreed to grant certain of the Noteholders a security interest in all of the property described in Part II of Schedule A, together with any substitutions therefor and proceeds therefrom (together with the 1993 Collateral, the
 Collateral ).



                                 AGREEMENT


          NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Collateral Agent and Debtor agree as follows:


          57.1. As collateral security for the payment, performance and discharge of the Obligations (as herein after defined), Debtor hereby pledges, grants, assigns, transfers, and sets over to Collateral Agent and grants to Collateral Agent a first priority lien on and security interest in, all of Debtor's rights, title and interest in and to the Collateral, whether heretofore or hereafter acquired. Debtor further grants to Collateral Agent full power and authority, in the name of Debtor or otherwise, to take any action which Collateral Agent may deem necessary or advisable in connection with effectuating and perfecting the assignment herein and lien and security interest created hereby, Debtor hereby irrevocably constituting and appointing Collateral Agent, the true and lawful attorney-in-fact of Debtor for such purposes, which appointment is coupled with an interest. This appointment is unconditional and irrevocable and continuing and these rights, powers and privileges shall be exclusive in Collateral Agent, its successors and assigns, so long as any of the Obligations remain unpaid or unperformed.


          57.2. This Agreement constitutes a security agreement under the New York Uniform Commercial Code (the "Code") with respect to the Collateral for the purposes of Article 9 of the Code. This Agreement and any photostatic copies hereof may, at the option of Collateral Agent, be filed in the Department of State of the State of New York, the Office of the City Register, New York County, and in such other filing offices as Collateral Agent shall desire to give notice of the lien and security interest created hereby, Debtor hereby irrevocably constituting and appointing Collateral Agent the true and lawful attorney-in-fact of Debtor for such purposes, which appointment is coupled with an interest and is unconditional and irrevocable. Debtor hereby further authorizes Collateral Agent to file financing and continuation statements with respect to the Collateral without the signature of Debtor and, upon request of Collateral Agent, Debtor shall promptly execute and file at Debtor's expense financing and continuation statements, in form satisfactory to Collateral Agent to further evidence and secure Collateral Agent's lien on and security interest in the Collateral.


          57.3. This Agreement is made for the purpose of securing the following (collectively, the "Obligations"):


          (a) The payment by Canal Capital of the principal sum, interest and indebtedness evidenced by the Notes and any renewal, extension, refinancing, substitution or reissuance thereof, and all other sums, with interest thereon, becoming due and payable to or for the benefit of Collateral Agent under the provisions of this Agreement, the Mortgages, the Pledge Agreement or any other documents executed in connection with or securing the Notes (collectively, the "Loan Documents").


          (b) The performance and discharge of each and every obligation, covenant and agreement of Debtor contained in this Agreement, the Notes, the Mortgages, the Pledge Agreement or any other Loan Documents.


          57.4. Debtor represents and warrants to Collateral Agent as follows:


          (a) The execution, delivery or performance of this Agreement by Debtor will not require the consent or approval of, or the registration, declaration or filing with, any person or entity, which have not been obtained or completed, or violate or result in a breach of, or constitute a default under, any applicable law or regulation or any other agreement to which Debtor is bound. This Agreement has been duly executed by Debtor and constitutes a valid, legal and binding obligation of Debtor enforceable against the Debtor in accordance with its terms.


          (b) Canal Arts is the sole owner of record, legal and beneficial title to the Collateral, free and clear of all liens, claims, options, charges, pledges and encumbrances, other than the liens and security interest created pursuant to this Agreement.


          (c) Debtor shall immediately notify Collateral Agent of any actual or contemplated change in the principal place of business of Debtor, of the establishment of any additional place of business of Debtor or of any change of name of Debtor, and shall promptly, upon demand of Collateral Agent, execute and file, at Debtor's expense all financing statements and other documents and instruments requested by Collateral Agent so that any such change in or other establishment of place of business or change of name of Debtor shall not adversely affect the lien on or security interest in the Collateral.


          57.5. Debtor hereby covenants with Collateral Agent as follows:


          (a) Debtor will not, nor will it, consent, agree or commit itself to, sell, assign, transfer, convey, pledge, delegate, grant any option with respect to, grant a security interest in, or otherwise dispose of or encumber in any other manner, or permit, agree or commit itself to permit, any such sale, assignment, transfer, conveyance, pledge, grant, delegation, disposition or encumbrance of, all or any portion of the Collateral or any beneficial or other interest therein. In the event of the sale, exchange or other disposition of the Collateral, or any portion thereof or any interest therein, in violation of this Agreement (and no such sale, exchange or other disposition is hereby authorized or consented
to), the lien and security interest of Collateral Agent shall nevertheless continue in said Collateral (including, without limitation, all proceeds therefrom). Notwithstanding said sale, exchange or other disposition; all of said proceeds shall remain Collateral hereunder and shall be transferred and paid over to Collateral Agent immediately following said sale, exchange, or other disposition and shall be applied in accordance with the provisions of Section 9 hereof; and the receipt by Collateral Agent of all or any part of said proceeds shall not be deemed or construed to be an authorization or consent of Collateral Agent to such sale, exchange or other disposition of said Collateral or a waiver of any breach resulting therefrom of this Agreement.


          (b) Debtor will furnish promptly to Collateral Agent such information as shall reasonably be requested by Collateral Agent in connection with the Collateral of the performance by Debtor of the Obligations, or required for effectuating the rights and benefits of Collateral Agent herein.

          (c) From and after the date hereof, Debtor agrees to maintain the Collateral in at least as good condition as it is on the date hereof. Debtor will not move all or any portion of the Collateral from its present locations, which locations are indicated on Schedule A annexed hereto. At all times during the terms of this Security Agreement, Debtor will comply with the terms of conditions of all applicable insurance policies maintained hereunder; and Debtor will not taken any action, or suffer or permit any action to be taken by any person or persons (other than Collateral Agent and its officers and agents), which is in violation of any provision thereof, including, without limitation, any provision relating to the maintenance, storage or use of the Collateral, the protection of same, the condition or use of the premises where same is located, or any other provision which would affect the amount of recovery hereunder in the event of any loss or damage to the Collateral.


          (d) From and after the date hereof, Maker agrees to maintain Fine Art All Risk insurance on the Collateral, with a deductible not in excess of $5,000, at all times at least equal to the outstanding principal amount of the Notes plus accrued but unpaid interest. Such insurance shall be written only by insurance companies licensed to do business in New York having an A.M. Best's rating of "A" or better. Debtor agrees to provide Collateral Agent with a valid Certificate of Insurance in form and substance reasonably satisfactory to Collateral Agent naming Collateral Agent or its assignee as loss payee under the insurance policy, which policy shall not be cancelable by the insurance company without at least 30 days' prior written notice to Collateral Agent and providing that Collateral Agent shall be notified by the insurance company of the payment or non-payment of the premiums in respect of the insurance policy. Debtor agrees not to cancel any such insurance policy without at least 60 days' prior written notice to Collateral Agent and obtaining a substitute insurance policy that satisfies the terms provided herein. In the event of an Event of Default, Debtor agrees to maintain insurance in accordance with the provisions herein, regardless of whether Debtor or Collateral Agent is in possession of the Collateral.


          57.6. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:


          (a) Any default beyond applicable grace or cure periods, if any, shall occur under the Notes, the Mortgages, the Pledge Agreement or any other Loan Document; or


          (b) Debtor shall fail to perform any Obligation or fail to observe any of the provisions contained in this Agreement or breach any covenant or agreement made or given by Debtor herein; or


          (c) Any representation or warranty made by or on behalf of Debtor herein or otherwise in writing shall prove to have been false or incorrect in any material respect; or


          (d) Debtor shall file a voluntary petition seeking an order for relief under Title 11 of the United States Code, or Debtor shall be adjudicated a debtor, bankrupt or insolvent, or shall file any petition or answer seeking, consenting to or acquiescing in any order for relief, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future general bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), or shall file an answer admitting or failing to deny the material allegations in a petition against it for any such relief, or shall admit in writing its inability to pay its debts as they mature, or shall make an assignment for the benefit of creditors or shall seek or consent or acquiesce in the appointment of any trustee, receiver, examiner, sequestrator, custodian or liquidator or similar official of Debtor or of all or any portion of the Collateral; or if, within sixty (60) days after the commencement of any proceeding against Debtor, whether by the filing of a petition or otherwise, seeking any order for relief, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law (foreign or domestic), such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment of any trustee, receiver or liquidator of Debtor or of all or any part of the Collateral, without the consent or acquiescence of Debtor, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Debtor or all or any portion of the Collateral.


          57.7. Upon the occurrence of an Event of Default, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been remedied or waived by Collateral Agent by written notice given in accordance with the provisions hereof, then all of the Obligations shall become immediately due and payable without notice, presentment or demand, each of which is hereby waived by Debtor, and Collateral Agent shall be entitled to any and all rights, recourse and remedies available to it at law, in equity or by statute, or pursuant to this Agreement and any other Loan Document, including, without limitation, all rights and remedies available to a secured party under the Code. In furtherance, and not in limitation of the foregoing, Collateral Agent shall have the following rights and remedies upon the occurrence of an Event of
Default:


          (a) Collateral Agent may, without being required to give any notice, demand or advertisement, except to the extent specifically set forth herein, take possession of and sell all or any portion of the Collateral at public or private sale in New York City or elsewhere, as Collateral Agent shall determine, for cash, upon credit or for future delivery and at such price or prices as Collateral Agent may deem satisfactory, and, subject to compliance with applicable law, Collateral Agent may be the purchaser of any or all of the Collateral sold. Upon any such sale, Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold and Debtor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which it may have with respect to the Collateral under any rule of law or statute now existing or hereafter adopted. At any such sale Collateral Agent may, in its discretion, restrict the prospective bidders or purchasers to persons who will represent and warrant that they are acquiring the Collateral, or any portion thereof, for their own account, for investment only and not with a view toward the resale or distribution thereof and who will make such further representations and warranties as Collateral Agent may, in its discretion, deem necessary or desirable to assure Collateral Agent that such prospective bidders or purchasers are, with respect to the applicable Federal and state securities laws, regulations and rules, suitable bidders or purchasers of such Collateral, which restrictions as to prospective bidders or purchasers the parties agree are commercially reasonable. If notice of sale of all or any portion of the Collateral hereunder is required by law, the parties agree that written notice mailed to Debtor ten
(10) business days prior to the date of public sale of the Collateral or ten (10) business days prior to the date after which a private sale or any other disposition of the Collateral is intended to be made shall constitute reasonable notice (all other notices, demands or advertisements of any kind being hereby expressly waived), but notice given in any other reasonable manner or at any other reasonable time shall be sufficient. Collateral Agent shall not be obligated to make any sale or other disposition pursuant to any notice thereof, and without notice or publication, adjourn any public or private sale or other disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale or other disposition, and such sale or other disposition may be made at any time or place to which the same may be so adjourned. In case of any sale or other disposition of all or any part of the Collateral on credit or for further delivery, the Collateral so sold or disposed of may be retained by Collateral Agent until the selling price is paid by the purchaser thereof, but Collateral Agent shall not incur any liability in case of the failure of such purchaser to pay for the Collateral so sold or disposed of, and, in case of any such failure, such Collateral may again be sold or disposed of upon like notice and pursuant to the provisions hereof. Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto.


          (b) Collateral Agent, instead of exercising the power of sale herein conferred upon it may, at its option, proceed by a suit or suits at law or in equity to foreclose the security interest and sell all or any portion of the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or may bring an action on any Obligation and obtain and enforce a judgment thereon, with or without first or simultaneously foreclosing, judicially or non-judicially, on the Collateral.


          (c) Collateral Agent, as attorney-in-fact, may, in the name and stead of Debtor, make and execute all conveyances, agreement and transfers of the Collateral sold pursuant to this Section 9 which Collateral Agent shall deem advisable, and Debtor hereby ratifies and confirms all such acts taken by Debtor as such attorney-in-fact. Notwithstanding the foregoing, Debtor shall, if so requested by Collateral Agent, ratify and confirm any sale or sales by executing and delivering to Collateral Agent, or to any purchaser or purchasers of the Collateral sold, all such instruments as may, in the reasonable judgment of Collateral Agent, be advisable for such purpose.


          (d) Debtor shall be liable for all costs and expenses (including, without limitation, reasonable attorneys' fees, disbursements and legal expenses) incurred by Collateral Agent in enforcing any of the rights or remedies of Collateral Agent provided for in this Agreement, at law, in equity or by statute, and the amount thereof shall be deemed part of the Obligations and payment thereof shall be secured by the Collateral. If the proceeds of the sale or other disposition of the Collateral are insufficient to cover the costs and expenses (including, without limitation, reasonable attorneys' fees, disbursements and legal expenses) of such sale or other disposition and to pay in full the amount of the Obligations, Debtor shall remain liable for any such deficiency.


          (e) The proceeds of any sale or other disposition of all or any portion of the Collateral under this Agreement shall be applied by Collateral Agent in the following order of priority:


          First, to the payment of all costs and expenses (including, without limitation, reasonable attorneys' fees, disbursements and legal expenses) of such sale or other disposition;


          Second, to the payment of the amounts (other than principal and interest) due and payable under the Notes, the Mortgages and the other Obligations;


          Third, to the payment of interest due on the Notes;


          Fourth, to the payment of the principal of the Notes;


          Fifth, subject to the provisions of Section 9-504(c) of the Code, to the payment of any indebtedness, lien or encumbrance affecting such Collateral which is subordinate to the lien created hereby; and


          Finally, the balance, if any, to Debtor or as a court of competent jurisdiction may direct.


          57.8. Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other notices of any description.


          57.9. Debtor, at its expense, will execute and deliver all such instruments, agreements and other document, and take all such actions, as Collateral Agent, from time to time, may reasonably request in order to obtain the full benefits of this Agreement and the rights and powers herein created. Debtor hereby constitutes and appoints Collateral Agent its true and lawful attorney-in-fact, coupled with an interest, and in the name, place and stead of Debtor, to execute and file any instrument, agreement or other document required to be executed or filed by Debtor pursuant to this Agreement (including, without limitation, any instrument assigning, transferring or conveying all or any portion of the Collateral). This appointment is unconditional and irrevocable and continuing and these rights, power and privileges shall be exclusive in Collateral Agent, its successors and assigns, so long as any of the Obligations remain unsatisfied or any part of the indebtedness secured hereby shall remain unpaid.


          57.10. No delay or omission by Collateral Agent in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy.


          57.11. This Agreement is given as security in addition to the security of the other documents executed in connection herewith. All rights and remedies herein conferred may be exercised whether or not any proceedings of any nature are pending under any of such other documents. Collateral Agent shall not be required to resort first to the security of this Agreement or any of such other documents before resorting to the security of the other such documents and Debtor may exercise the security hereof or thereof concurrently or independently and in any order or preference. The rights and remedies set forth herein are cumulative and in addition to, and not in lieu of, any other rights and remedies to which Collateral Agent may be entitled, whether under any such other document, at law or in equity.


          57.12. This Agreement shall terminate upon payment in full and performance and discharge of all of the Obligations, Collateral Agent at Debtor's expense, will execute and deliver such instruments as Debtor may reasonably request to evidence such termination.


          57.13. Except as otherwise specifically provided herein, all notices, election, approvals, requests, demands and other communications permitted or required to be made or given hereunder (collectively, "notices") shall be in writing, signed by the party giving such notice and shall be sufficiently given only when (x) sent by registered or certified mail, postage prepaid, return receipt requested, to the party for which such notice is intended at the address set forth below or at such other or additional address as may be designated by notice given in conformity with the terms of this Section 13, (y) delivered by hand, or tendered for delivery by hand, at such address, or (z) sent to such address by way of a recognized commercial overnight delivery service, and notices shall be effectively given only if received at such address by, or tendered for receipt to, a person who is or who reasonably appears to be authorized to receive written communications on behalf of the party to which the notice is directed. The present notice addresses of the parties are as follows:
(i) for Collateral Agent: CCC Lending Corporation c/o Michael E. Schultz, 2830 Long Meadow Drive, West Palm Beach, Florida 33414 and (ii) for
Debtor: 717 Fifth Avenue, New York, New York, 10022, Attention: Gerald
Agranoff.


          57.14. This Agreement shall be governed by and construed in accordance with, the laws of the State of New York governing contracts made and performed in the State of New York, without regard to principles of conflicts of law.

          57.15. This Agreement shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of Collateral Agent, their respective successors and assigns (including each subsequent holder of the Notes, whether or not an express assignment to such holder of rights under this Agreement shall have been made).

          IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed as of the 8th day of January, 1998.



CANAL ARTS CORPORATION,            CANAL CAPITAL CORPORATION,

          Debtor                             Debtor



By: /S/ Reginald Schauder                         By: /S/ Reginald Schauder


     Vice President - Finance                Vice President - Finance



CANAL GALLERIES CORPORATION,       CCC LENDING CORPORATION,

          Debtor                   as Collateral Agent





By: /S/ Reginald Schauder                         By: /S/ Michael E.
Schultz
     Vice President - Finance                President

STATE OF NEW YORK   )
                    )  SS.:

COUNTY OF NEW YORK  )


          On this ___ day of January, 1998, before me personally appeared Reginald Schauder to me known, who being by me duly sworn, did depose and say that he is the Vice President of each of Canal Capital Corporation, Canal Galleries Corporation and Canal Arts Corporation, the corporations described in and which executed the foregoing instrument, and he acknowledged that he executed the same by order of the board of directors of such corporation.





                              Notary Public


                              My commission expires on





STATE OF _____________   )
                    )  SS.:

COUNTY OF ___________    )


          On this ___ day of January, 1998, before me personally appeared Michael E. Schultz, to me known, who being by me duly sworn, did depose and say that he is President of CCC Lending Corporation, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.





                              Notary Public


                              My commission expires on

                                               Schedule A


Part I


Property:


St. Paul, Minnesota - Represents approximately a 60% interest in the property which totals 75 acres. Includes 30 acres leased to the stockyard operator and a two story (48,000 sq. ft.) Exchange Building.


Sioux Falls, South Dakota - The property totals 37 acres. Includes 31 acres leased to the stockyard operator and an additional 4 acres leased on a long-term basis to a rail car repair company and a commercial bank. The remaining two acres are available for sale or development.


Sioux City, Iowa - The property totals 64 acres. Includes 24 acres leased to the stockyard operator. An additional 24 acres are leased to third parties including a lumber yard, feed and grain supplier, railcar repair company and various other commercial businesses. The balance of 14 acres is available for sale or development.



Art:


Contemporary art - includes 64 paintings by three artists primarily Jules
Olitski.




Investments:


236,000 shares of Common Stock of Datapoint Corporation.
























                                           Schedule A (cont d)

Part II


Property:


St. Paul, Minnesota - Represents approximately a 40% interest in the property which totals 75 acres. Includes various third party leases including a lumber yard, service station and truck wash and a fast food restaurant.


Omaha, Nebraska - The property totals 85 acres. Canal has entered into an agreement to sell approximately 55 acres to the city of Omaha in mid 1998. The remaining 30 acres are leased on a long-term basis to a railcar repair company.


St. Joseph, Missouri - The property totals 137 acres. The stockyard operator leases 37 acres and the Exchange Building. The remaining 100 acres are available for sale or development.


Fargo, North Dakota - The property totals 81 acres. A meat packing facility leases 17 acres on a long-term basis. The balance of 64 acres including a two story Exchange Building are available for sale or development.


Art:


Antiquities - Includes 53 pieces of antiquity from ancient Mediterranean cultures.


Investments:


125,000 shares of Common Stock of Datapoint Corporation.


                         CANAL CAPITAL CORPORATION
     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 1                                                            $1,000,000


          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to MICHAEL E. SCHULTZ, or his registered assigns at his address of 2830 Long Meadow Drive, West Palm Beach, Florida 33414, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of One Million Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          58. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points,
(ii) LIBOR with respect to such Quarterly Period plus 475 basis points,
(iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          59. (a) For each Quarterly Period, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


               (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


               (c) Additional Interest of $91,799.29 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          60. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          61.  Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          62.  Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          63.  Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          64.  Persons Deemed Owners.

          The registered Holder of a Note may be treated as the owner of it for all purposes.


          65.  Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          66.  Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          67.  Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          68.  Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          69.  No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          70.  Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365
              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the

United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly

Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          71.  Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          72.  Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          73.  Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                   CANAL CAPITAL CORPORATION





Attest:                            By: /S/ Reginald Schauder


    Vice President




/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 2                                                              $242,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to MICHAEL E. SCHULTZ DEFINED BENEFIT TRUST, or its registered assigns at the address of c/o Michael E. Schultz, 2830 Long Meadow Drive, West Palm Beach, Florida 33414, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Two Hundred Forty-two Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          74. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points,
(ii) LIBOR with respect to such Quarterly Period plus 475 basis points,
(iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          75. (a)   For each Quarterly Period, this Note shall bear
interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $22,211.15 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          76. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange

Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          77. Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          78. Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.

          79. Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          80. Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          81. Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          82. Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          83. Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          84. Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least

$100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          85. No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          86. Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:

                     Three Month Discount Rate (%) x 365
              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the

Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          87. Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          88. Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal

Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.



          89. Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                   CANAL CAPITAL CORPORATION





Attest:                            By: /S/ Reginald Schauder



    Vice President



/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 3                                                              $229,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to LORA K. SCHULTZ, or her registered assigns at the address of 2830 Long Meadow Drive, West Palm Beach, Florida 33414, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Two Hundred Twenty-nine Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          90. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points,
(ii) LIBOR with respect to such Quarterly Period plus 475 basis points,
(iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          91. (a)   For each Quarterly Period, this Note shall bear
interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $21,022.48 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          92. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          93. Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          94. Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          95. Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          96. Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          97. Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          98. Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          99. Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          100.      Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          101.      No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          102.      Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365

              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          103.      Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          104.      Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          105.      Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                         CANAL CAPITAL CORPORATION





Attest:                                  By: /S/ Reginald Schauder


              Vice President



/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 5                                                              $186,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to ROGER A. SCHULTZ PENSION PLAN, or its registered assigns at the address of c/o Roger A. Schultz, 131 N. Hibiscus Drive, Miami Beach, Florida 33139 or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of One Hundred Eighty-six Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          106. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          107. (a) For each Quarterly Period, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $17,082.89 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          108. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          109.      Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          110.      Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          111.      Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          112.      Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          113.      Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          114.      Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          115.      Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          116.      Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          117.      No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          118.      Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365

              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          119.      Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          120.      Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          121.      Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                         CANAL CAPITAL CORPORATION





Attest:                                  By:/S/ Reginald Schauder


             Vice President



/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 6                                                              $143,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay RICHARD A. SCHULTZ, or his registered assigns at the address of 136 East 56 Street, Apt. 12H, New York, New York 10022, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of One Hundred Forty-three Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          122. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          123. (a) For each Quarterly Period, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $13,109.33 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          124. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          125.      Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          126.      Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          127.      Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          128.      Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          129.      Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          130.      Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          131.      Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          132.      Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          133.      No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          134.      Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365

              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          135.      Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          136.      Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          137.      Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                         CANAL CAPITAL CORPORATION





Attest:                                  By:/S/ Reginald Schauder


             Vice President



/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 7                                                              $350,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to EDELMAN VALUE PARTNERS, L.P., or its registered assigns at the address of c/o A.B. Edelman Management Company, Inc., 717 Fifth Avenue, New York, New York 10022, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Three Hundred Fifty Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          138. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          139. (a) For each Quarterly Period, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $32,128.05 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          140. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note

Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          141.      Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          142.      Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          143.      Denominations, Transfer, Exchange.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          144.      Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          145.      Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          146.      Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          147.      Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          148.      Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the

Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          149.      No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          150.      Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365

              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          151.      Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          152.      Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          153.      Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                         CANAL CAPITAL CORPORATION





Attest:                                  By: /S/ Reginald Schauder


              Vice President



/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 8                                                              $550,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to EDELMAN VALUE FUND, LTD, or its registered assigns at the address of c/o Bayand (Luxembourg) Admin., 1A Rue du St. Espirit, L-1475 Luxembourg, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Five Hundred Fifty Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          154. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          155. (a) For each Quarterly Period, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $50,467.53 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          156. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          157.      Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          158.      Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          159.      Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          160.      Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          161.      Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          162.      Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          163.      Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          164.      Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          165.      No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          166.      Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365

              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          167.      Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          168.      Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          169.      Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                         CANAL CAPITAL CORPORATION





Attest:                                  By: /S/ Reginald Schauder


              Vice President



/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 9                                                              $300,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to MARIA REGINA MAYALL EDELMAN, or her registered assigns at the address of Chemin de Pecholettaz 9, 1066 Eppallinges, Switzerland, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Three Hundred Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          170. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          171. (a) For each Quarterly Period, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $27,543.18 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          172. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          173.      Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          174.      Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          175.      Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          176.      Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          177.      Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          178.      Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          179.      Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          180.      Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          181.      No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          182.      Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365

              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          183.      Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          184.      Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          185.      Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                         CANAL CAPITAL CORPORATION





Attest:                                  By: /S/ Reginald Schauder


              Vice President



/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 10                                                             $200,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to SES TRUST, or its registered assigns at the address of c/o Sharon E. Sigesmund, 2859 Queens Courtyard Drive, Las Vegas, Nevada 89109, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Two Hundred Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          186. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          187. (a) For each Quarterly Period, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $18,373.44 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          188. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          189.      Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          190.      Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          191.      Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          192.      Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          193.      Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          194.      Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          195.      Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          196.      Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          197.      No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          198.      Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365

              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          199.      Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          200.      Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          201.      Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                         CANAL CAPITAL CORPORATION





Attest:                                  By:/S/ Reginald Schauder


             Vice President






/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                         CANAL CAPITAL CORPORATION

     Amended and Restated Variable Rate Mortgage Note Due May 15, 2001.


No. 4                                                              $500,000

          CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to ROGER A. SCHULTZ, or his registered assigns at the address of 131 N. Hibiscus Drive, Miami Beach, Florida 33139 or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Five Hundred Thousand Dollars on May 15, 2001 and to pay interest thereon monthly on the 15th day of each month (each an "Interest Payment Date"), in each year, commencing on January 15, 1998, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.


          202. For each Quarterly Period, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 -day months.


          203. (a) For each Quarterly Period, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest"), at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any Quarterly Period shall be limited to the rate which, when added to the interest rate established pursuant to
Section 1, does not exceed a rate of 15% per annum.


              (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 2001 or upon the earlier retirement of this Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to the Security Agreement and the Pledge Agreement.


              (c) Additional Interest of $45,882.66 which had accrued with respect to the Old Notes but had remained unpaid by the Company as of the date of this Note shall also be considered Additional Interest hereunder and shall continue to be due and payable to the holder hereof as provided above.


          204. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the first day of each month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.


          205.      Note Exchange Agreement; Limitations.


          This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due May 15, 2001 (the "Notes"), in the aggregate principal amount of $3,700,000 issued pursuant to that certain Note Exchange and Loan Agreement, dated as of January 8, 1998 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.


          206.      Security.


          This Note is secured by (i) a security interest in the Artwork,
(ii) the Mortgages and (iii) a security interest in the Securities, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's capital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.


          207.      Denominations, Transfer, Exchange.


          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.


          208.      Persons Deemed Owners.


          The registered Holder of a Note may be treated as the owner of it for all purposes.


          209.      Discharge Prior to Redemption or Maturity.


          The Note Exchange Agreement will be discharged and canceled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.


          210.      Amendment and Waiver.


          The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


          211.      Successor Corporation.


          When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.


          212.      Defaults and Remedies.


          An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied judgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.


          213.      No Recourse against Others.


          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the New Notes.


          214.      Definitions.


          All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.


          "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury obligations for the three calendar weeks constituting the Rate Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or
(ii) if said Statistical Release H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:


                     Three Month Discount Rate (%) x 365

              360 - (91 x.01 x Three Month Discount Rate (%))


          "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15 (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15
(519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.


          "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.


          "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the following provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.


          "Quarterly Period" means the period from each November 15 through the next February 14, from each February 15 through the next May 14, from each May 15 through the next August 14, or from each August 15 through the next November 14, as the case may be.


          "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.


          215.      Abbreviations.


          Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


          216.      Copies of Note Exchange Agreement.


          The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
Capital Corporation, 717 Fifth Avenue, New York, New York 10022, Attention:
Treasurer.

          217.      Amendment and Restatement.


          The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


          IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.


Dated:  As of January 8, 1998





                                         CANAL CAPITAL CORPORATION





Attest:                                  By: /S/ Reginald Schauder


              Vice President



/S/ Dante C. Ortiz

                              ASSIGNMENT FORM



          If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signature guaranteed:


I or we assign and transfer this Variable Rate Mortgage Note to:











               (Print or Type name, address and zip code and

               social security or tax ID number of assignee)


and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.





Dated:  _____________________________    Signed:
_____________________________



                                         _____________________________

                                         (Sign exactly as name appears on
                                         the other side of this Note)






Signature Guarantee


                                 CANAL CAPITAL CORPORATION

                                     717 FIFTH AVENUE
                                    NEW YORK, NY  10022

SUBSIDIARIES                                       IDENTIFICATION #


SY Trading Corp.                                       13-3244066

Omaha Livestock Market, Inc.                           47-0582031
Union Stockyards Co. of Fargo                          45-0205040

Sioux Falls Stockyards Company                         46-0189565
Wheeling Industrial Corporation                        36-2545924

Canal Galleries Corporation                            13-3492920
Canal Arts Corporation                                 13-3492921







DIVISIONS


Canal Capital Corporation (parent)                     51-0102492
St. Joseph Stockyards

St. Paul Union Stockyards
Sioux City Stockyards








Note:  All subsidiaries are 100% owned





















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